UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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☒ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

HARBOR FUNDS

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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    April [22], 2013

Dear Fellow Harbor Funds Shareholder,

  Harbor Funds will hold a Special Meeting of Shareholders on June 25, 2013 at its offices in Chicago, Illinois (the “Meeting”). This Special Meeting is being called because the parent company of Harbor Capital Advisors, Inc. (“Harbor Capital”) is expected to be sold, which would result in a change of control of Harbor Capital. While the proposed transaction would result in a change of control, we do not believe that it would have any material impact on Harbor Capital’s investment philosophy, management approach, staffing or operations or on how Harbor Capital manages each Harbor fund. The proposed transaction would also have no impact on the subadvisers to each Harbor fund.

  The proposed transaction (the “Transaction”) involves the sale of 90% plus one share of the outstanding shares of Robeco Groep N.V. (“Robeco”) by its current parent company, Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”), to ORIX Corporation (“ORIX”). Harbor Capital has been a subsidiary of Robeco since 2001. Following the Transaction, Harbor Capital will remain a subsidiary of Robeco. Robeco will be owned primarily by ORIX with Rabobank retaining only an interest of 10% minus one share in Robeco. ORIX is an integrated financial services group based in Tokyo, Japan. With operations in 28 countries and regions worldwide, ORIX’s activities include corporate financial services, such as leases and loans, as well as automobile operations, rental operations, real estate, life insurance, banking and loan servicing.

  The change of control caused by the Transaction will result in the termination of the existing advisory agreements between each Harbor Fund (each, a “Fund” and, collectively, the “Funds”) and Harbor Capital. For Harbor Capital to continue as the Funds’ adviser following the closing of the Transaction, Harbor Funds is required to seek the approval by the shareholders of the Funds of new advisory agreements between Harbor Capital and each Harbor fund that would take effect if the Transaction is completed. The Harbor Funds’ Board of Trustees (the “Board of Trustees”), whose primary responsibility is to you as shareholders, has evaluated the Transaction, believes that the Transaction will not be adverse to the Funds and Harbor Capital and believes that approving new advisory agreements between Harbor Capital and each Fund is in the best interests of Harbor Funds and its shareholders. Accordingly, the Board of Trustees has unanimously voted to approve new advisory agreements for each Fund and to recommend that the shareholders of Harbor Funds also approve the new advisory agreements for each Fund. At the same time, the Board of Trustees determined that this would be an appropriate opportunity to seek shareholder approval of an Amended and Restated Agreement and Declaration of Trust for Harbor Funds (the “Amended DT”) in order to modernize Harbor Funds’ principal governing document.

  The enclosed proxy statement explains the two proposals that the Harbor Funds’ Board of Trustees is recommending that shareholders approve at the Meeting:

❖	A proposal to approve a new investment advisory agreement between each Fund and Harbor Capital as a result of the Transaction; and

❖	A proposal to approve the Amended DT.

P.O. Box 804660  |  Chicago, Illinois 60680-4108

800-422-1050  |  www.harborfunds.com

Distributed by Harbor Funds Distributors, Inc.

Please note that the Transaction would not result in any change in the advisory fees paid by each Fund to Harbor Capital or in any change in the services provided by Harbor Capital to each Fund. Also, Harbor Funds will not bear any portion of the costs related to the Transaction.

Thank you for your investment in Harbor Funds. I encourage you to exercise your rights in governing Harbor Funds by voting on the proposals. The Independent Trustees of each Fund and I recommend that you vote FOR each proposal contained in the proxy statement. Your vote is important. Whether or not you expect to attend the Meeting, it is important that your shares be represented. Your immediate response will help reduce the need for Harbor Funds to conduct additional proxy solicitations. Please review the proxy statement and then vote by Internet, telephone or mail as soon as possible. If you vote by mail, please sign and return all of the proxy cards included in this package.

Sincerely,

David G. Van Hooser
Chairman of the Board of Trustees

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IMPORTANT INFORMATION

Q.	Why am I receiving this proxy statement?

A.

ORIX has agreed to purchase from Rabobank 90% plus one share of the issued and outstanding shares of Robeco, Harbor Capital’s parent company. While Harbor Capital would continue to be a subsidiary of Robeco after the Transaction (as it has since 2001), the consummation of the Transaction will result in the change of ultimate control of Harbor Capital. Under federal securities law and the terms of the relevant advisory agreements, a change of control results in the termination of the current advisory agreements. If Harbor Capital is to continue to serve as investment adviser to a Fund following the Transaction, it is necessary for shareholders of the Fund to approve a new advisory agreement for the Fund.

Q.	Who is Robeco and why is it being sold?

A.

Robeco is one of the world’s oldest asset management organizations, having been founded in 1929. Robeco is based in Rotterdam, The Netherlands. As of March 31, 2013, Robeco, through its asset management businesses including Harbor Capital, had approximately $[xxx] billion in assets under management. Rabobank, which is selling the vast majority of its ownership stake in Robeco, is a global bank based in Utrecht, The Netherlands. Rabobank has stated that it is selling almost all of its interest in Robeco in order to focus its operations on banking rather than asset management. However, Rabobank would continue to own 10% minus one share of the issued and outstanding shares of Robeco. It is expected that Rabobank also would receive shares in ORIX equal to a maximum of approximately 2.5% of ORIX’s equity as a part of the purchase consideration for the interest in Robeco that ORIX is acquiring. No assurance can be given that Rabobank will permanently retain its interest in Robeco or ORIX.

Q.	Who is ORIX and why are they acquiring almost all of Robeco?

A.

ORIX is an integrated financial services group based in Tokyo, Japan, providing innovative value-added products and services to both corporate and retail customers. With operations in 28 countries and regions worldwide, ORIX’s activities include corporate financial services, such as leases and loans, as well as automobile operations, rental operations, real estate, life insurance, banking and loan servicing.

ORIX has several different business lines operating in the U.S., including through its majority ownership of a U.S.-based investment bank (Houlihan Lokey) and its majority ownership of a U.S.-based investment manager focusing on alternative asset strategies (Mariner Investment Group).

ORIX has stated that it has been seeking to build its presence in the global asset management industry in recent years as part of its business model of combining finance with related services. ORIX has indicated that the rationale for its acquisition of Robeco includes the strength of Robeco’s global brand, its diversified range of asset management businesses across asset classes and regions, the breadth of its global distribution network and experienced investment teams. ORIX is expected to use Robeco as its global platform for growth in global asset management.

Q.	How would this affect my Harbor Funds account?

A.

The Transaction should not affect your Harbor Funds account. You can expect the same level of management expertise and quality shareholder service at the conclusion of the Transaction. ORIX and Robeco have indicated that they expect Harbor Capital to continue to operate without any material changes in governance, people or business activities. Harbor Capital operates in the best interests of Harbor Funds’ shareholders, and that focus on Harbor Funds’ shareholders would continue. There would be no change in Harbor Funds’ or Harbor Capital’s investment philosophy or management approach, nor would there be a change in subadvisers, as a result of the Transaction. The adoption of the proposals would not result in an increase in the rate of any Fund’s investment advisory or subadvisory fees, and Harbor Funds will not bear any portion of the costs associated with the Transaction.

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Q.	Why amend and restate Harbor Funds’ Amended and Restated Agreement and Declaration of Trust?

A.

The Amended DT is intended to modernize Harbor Funds’ current Amended and Restated Agreement and Declaration of Trust. As a whole, the amendments are intended to reduce costs and improve the administrative efficiency of the Funds by providing the Board of Trustees with greater flexibility in managing certain activities of Harbor Funds. This proposal is not related to the Transaction. However, because Harbor Funds is already required to solicit shareholder approval for new advisory agreements from each Fund in connection with the sale of Robeco, the Board of Trustees determined that this would be an appropriate opportunity to also seek shareholder approval of the Amended DT. Adoption of the Amended DT would not alter the Trustees’ existing fiduciary obligations to act with due care and in the best interests of the shareholders, nor would a Fund’s investment policies, guidelines or strategies change by virtue of the adoption of the Amended DT.

Q.	I have only a few shares — does my vote matter?

A.

Your vote is important. If many shareholders choose not to vote, the Funds might not receive enough votes to reach a quorum to hold the Meeting. If it appears that there will not be a quorum, the Funds would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

Q.	What’s the deadline for submitting my vote?

A.

We encourage you to vote as soon as possible to make sure that each Fund receives enough votes to act on the proposals. Unless you attend the meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by Harbor Funds by [8:00 a.m. Central Time] on June 25, 2013.

Q.	Who is eligible to vote?

A.	Any person who owned shares of a Harbor fund on the “record date,” which was April 12, 2013 (even if that person has since sold those shares).

Q.	How can I vote?

A.	You may vote in any of four ways:

o     Through the Internet. Please follow the instructions on your proxy card.

o     By telephone, with a toll-free call to the phone number indicated on the proxy card.

o     By mailing in your proxy card [(after requesting a full proxy kit, if you have not received one)].

o     In person at the Meeting in Chicago, Illinois on June 25, 2013.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Funds to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	How should I sign the proxy card?

A.

You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian.”

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HARBOR FUNDS

Harbor Capital Appreciation Fund	Harbor Convertible Securities Fund
Harbor Mid Cap Growth Fund	Harbor Emerging Markets Debt Fund
Harbor Small Cap Growth Fund	Harbor High-Yield Bond Fund
Harbor Large Cap Value Fund	Harbor Bond Fund
Harbor Mid Cap Value Fund	Harbor Real Return Fund
Harbor Small Cap Value Fund	Harbor Money Market Fund

Harbor International Fund	Harbor Target Retirement Income Fund
Harbor International Growth Fund	Harbor Target Retirement 2010 Fund
Harbor Global Value Fund	Harbor Target Retirement 2015 Fund
Harbor Global Growth Fund	Harbor Target Retirement 2020 Fund
Harbor Target Retirement 2025 Fund
Harbor Commodity Real Return Strategy Fund	Harbor Target Retirement 2030 Fund
Harbor Unconstrained Bond Fund	Harbor Target Retirement 2035 Fund
Harbor Target Retirement 2040 Fund
Harbor Target Retirement 2045 Fund
Harbor Target Retirement 2050 Fund

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held June 25, 2013

Harbor Funds will host a Special Meeting of Shareholders on June 25, 2013 at its offices at 111 South Wacker Drive, Chicago, Illinois 60606, at 10:00 a.m. Central Time (the “Meeting”). This Meeting of the Harbor Funds is being held so that shareholders can consider the following:

1.

  A proposal to approve a new advisory agreement between each Harbor Fund (each, a “Fund” and, collectively, the “Funds”)   and Harbor Capital Advisors, Inc., each Fund’s current investment adviser (“Harbor Capital”), as a result of a proposed   transaction involving the sale of Harbor Capital’s parent company;

2.	A proposal to approve an Amended and Restated Agreement and Declaration of Trust for Harbor Funds; and

3.	Any other business that may properly come before the Meeting.

Each new advisory agreement would take effect only if the proposed sale of Harbor Capital’s parent company is consummated.

THE BOARD OF TRUSTEES OF HARBOR FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL. APPROVAL OF NEW ADVISORY AGREEMENTS IS BEING PROPOSED BECAUSE THE CONSUMMATION OF THE PROPOSED SALE OF HARBOR CAPITAL’S PARENT COMPANY WILL RESULT IN THE TERMINATION OF THE EXISTING ADVISORY AGREEMENTS BETWEEN HARBOR FUNDS AND HARBOR CAPITAL. APPROVAL OF THE PROPOSALS WOULD NOT RESULT IN AN INCREASE IN ANY FUND’S ADVISORY FEE RATE OR A CHANGE IN THE SUBADVISER TO ANY FUND.

Shareholders of record of each Fund at the close of business on the record date, April 12, 2013, are entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. The Notice of Special Meeting of

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Shareholders, proxy statement and proxy card [or the Notice of Special Meeting of Shareholders and Notice Regarding the Availability of Proxy Materials] is being mailed on or about April [29], 2013 to such shareholders of record.

By Order of the Board of Trustees,

Erik D. Ojala, Secretary

Chicago, Illinois

April [22], 2013

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help your Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

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HARBOR FUNDS

Harbor Capital Appreciation Fund	Harbor Convertible Securities Fund
Harbor Mid Cap Growth Fund	Harbor Emerging Markets Debt Fund
Harbor Small Cap Growth Fund	Harbor High-Yield Bond Fund
Harbor Large Cap Value Fund	Harbor Bond Fund
Harbor Mid Cap Value Fund	Harbor Real Return Fund
Harbor Small Cap Value Fund	Harbor Money Market Fund

Harbor International Fund	Harbor Target Retirement Income Fund
Harbor International Growth Fund	Harbor Target Retirement 2010 Fund
Harbor Global Value Fund	Harbor Target Retirement 2015 Fund
Harbor Global Growth Fund	Harbor Target Retirement 2020 Fund
Harbor Target Retirement 2025 Fund
Harbor Commodity Real Return Strategy Fund	Harbor Target Retirement 2030 Fund
Harbor Unconstrained Bond Fund	Harbor Target Retirement 2035 Fund
Harbor Target Retirement 2040 Fund
Harbor Target Retirement 2045 Fund
Harbor Target Retirement 2050 Fund

PROXY STATEMENT

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606

SPECIAL MEETING OF SHAREHOLDERS

June 25, 2013

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees of Harbor Funds. You are being asked to vote on two proposals. The following table identifies the proposals set forth in this proxy statement and indicates which Harbor funds (each a “Fund” and, collectively, the “Funds”) are affected by the proposal and whether such Funds vote separately or together on such proposal.

Proposal Number	Proposal Description	Funds
1	Approval of new advisory agreements for each Fund	All Funds (voting separately)
2	Approval of an Amended and Restated Agreement and Declaration of Trust for Harbor Funds (the “Amended DT”)	All Funds (voting together)

You will find this proxy statement divided into four parts:

Part 1                    Provides details on the proposal to approve new advisory agreements (see page [xx])

Part 2                    Provides details on the proposal to approve the Amended DT (see page [xx])

Part 3                    Provides information about ownership of shares of each Fund (see page [xx])

Part 4                    Provides information on proxy voting and the operation of the Meeting (see page [xx])

For purposes of this proxy statement, Harbor Target Retirement Income Fund, Harbor Target Retirement 2010 Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor

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Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, and Harbor Target Retirement 2050 Fund may be referred to collectively as the “Target Retirement Funds.”

Please read the proxy statement before voting on the proposals. Please call us toll-free at 800-422-1050 or e-mail us at proxyrequests@harborfunds.com if you have any questions about the proxy statement, or if you would like additional information.

[Under rules adopted by the Securities and Exchange Commission, we may provide shareholders with the choice of accessing these proxy materials over the Internet, rather than receiving printed copies of these materials through the mail. A Notice Regarding the Availability of Proxy Materials (the “Internet Availability Notice”) is being mailed to shareholders who have not previously requested paper proxy materials [or proxy materials by e-mail]. The Internet Availability Notice contains instructions on how you may access and review these proxy materials on the Internet and how you may vote your shares over the Internet. The Internet Availability Notice will also tell you how to request these proxy materials in printed form or by e-mail, at no charge. The Internet Availability Notice contains a control number that you will need to vote your shares. Please keep the Internet Availability Notice for your reference through the Meeting date. For those shareholders who have previously requested printed proxy materials [or proxy materials by e-mail] on an ongoing basis, you will receive those materials as you requested.]

We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about April [29], 2013 [and that the Notice of Special Meeting of Shareholders and Internet Availability Notice will be mailed to shareholders beginning on or about the same date].

Although Harbor Funds will not bear any expenses in connection with the Transaction, to help lower the impact of operating costs generally, Harbor Funds attempts to eliminate mailing duplicate documents to the same address. Shareholders of record who have the same address and last name [and have not previously requested e-mail delivery of proxy materials] will receive a single envelope containing the [proxy materials or Internet Availability Notices] for all shareholders having that address. The [proxy materials or Internet Availability Notice] for each shareholder will include that shareholder’s unique control number needed to vote his or her shares. If you wish to receive a separate copy of the [proxy materials or Internet Availability Notice], or if, in the future, you would prefer to receive your [proxy materials or Internet Availability Notice] in a separate envelope, please contact Harbor Funds at 800-422-1050 or by mail at 111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606. Shareholders sharing a single mailing address who are currently receiving separate mailings can request delivery in a single envelope instead by calling the same telephone number or writing to the same address.

Annual and Semi-Annual Reports. Each Fund’s most recent annual and semi-annual reports to shareholders are available at no cost. You may read, print, or request mail delivery of a copy through our website at www.harborfunds.com. You may also request a report by calling us toll-free at 800-422-1050, [by e-mailing us at funddocuments@harborfunds.com,] or by writing to us at Harbor Funds, P.O. Box 804660, Chicago, Illinois 60680-4108.

Important Notice Regarding the Availability of Materials

for the Shareholder Meeting to be Held on June 25, 2013

The proxy statement for the Meeting is available at [https://www.proxy-direct.com/hbf24554]

[List of any other items to be provided on website, if applicable]

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PART 1

DESCRIPTION OF PROPOSAL 1

APPROVAL OF A NEW ADVISORY AGREEMENT

(each Fund voting separately)

Introduction

The Meeting is being called to consider a proposal necessitated by the proposed transaction (the “Transaction”) involving the planned sale of 90% plus one share of the issued and outstanding shares of Robeco Groep N.V. (“Robeco”) by Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”) to ORIX Corporation (“ORIX”). Robeco is the parent company of Harbor Capital Advisors, Inc. (“Harbor Capital”), which serves as the investment adviser to each Fund. Because the consummation of the Transaction will result in Robeco having a new controlling shareholder, it would result in a change of control of both Robeco and Harbor Capital and the automatic termination of the existing advisory agreements between Harbor Funds and Harbor Capital. If Proposal 1, regarding the approval of the new advisory agreements, is adopted by the Funds and the Transaction is consummated, Harbor Capital would continue to serve as the investment adviser to each Fund. In addition, each Fund’s subadviser (each, a “Subadviser”) would not change as a result of the Transaction. The Target Retirement Funds do not employ subadvisers. The Transaction is not expected to have any material impact on Harbor Capital’s investment philosophy, management approach, staffing or operations or on how Harbor Capital manages each Fund.

Consummation of the Transaction is conditioned upon, among other things, approval of Proposal 1 by the shareholders of the Funds representing in the aggregate at least 75% of Harbor Funds’ assets under management. Each Fund’s new advisory agreement is substantially identical to the terms of the Fund’s current advisory agreement, except for:

o	the inclusion of a description of the administrative services Harbor Capital has provided to each Fund since Harbor Capital began managing the Funds,

o	a statement that Harbor Capital is responsible for all expenses it incurs in the performance of its duties under the advisory agreement,

o

language stating that Harbor Capital will monitor a subadviser’s portfolio management and report to the Board periodically on the subadviser’s performance (this language is not applicable to the Target Retirement Funds),

o

language stating that if the agreement is terminated on any date other than the last day of the month, fees payable to Harbor Capital for such month will be prorated (this language is not applicable to the Target Retirement Funds as these funds do not pay advisory fees),

o	language delineating that only material amendments to the agreement require both Board of Trustee and shareholder approval,

o

language clarifying that in the event of a conflict between the applicable provisions of the Investment Company Act of 1940 (the “Investment Company Act”) and state law, the provisions of the Investment Company Act will control,

o	the dates of execution, effectiveness and termination,

o

for certain Funds (those for which the existing advisory agreement designates Ohio as the governing law of the agreement), a change in the state specified in the choice of law provision from Ohio to Illinois, and

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o	for certain Funds (those for which the existing advisory agreement does not contain such a provision), addition of a provision specifically setting forth Harbor Capital’s confidentiality obligations.

The changes reflected in the proposed new advisory agreements are intended only to clarify and modernize the terms of each advisory agreement in light of the fact that new agreements were being proposed as a result of the Transaction. The changes do not affect in any way the nature or quality of the services provided by Harbor Capital to each Fund or the fiduciary responsibility owed by Harbor Capital to each Fund. Other than the changes in the dates of execution, effectiveness and termination these changes are not related to the Transaction.

Your approval of the new advisory agreements would not result in any change in any of the Funds’ advisory fee rates nor in any change in Subadvisers.

Information Concerning Harbor Funds and Harbor Capital

Harbor Funds began offering shares to the public in 1986. From that start, Harbor Funds has grown from a single domestic equity fund to a family of funds with total net assets of approximately $73.9 billion as of March 31, 2013. Harbor Funds is currently comprised of twenty-eight separate funds, each with its own investment objective and policies. Harbor Capital, a registered investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), has served as each Fund’s investment adviser since each Fund’s inception. Harbor Funds and Harbor Capital currently emphasize long-term performance and relatively low expenses as core principles for the operation of Harbor Funds and will continue to do so following the Transaction. Harbor Capital has been a wholly-owned, indirect subsidiary of Robeco since 2001.

The Transaction

ORIX and Rabobank have announced that they have entered into a Sale and Purchase Agreement dated February 19, 2013 in which ORIX has agreed to acquire 90% plus one share of the equity in Robeco from Rabobank. Rabobank would retain an interest of 10% minus one share in Robeco. ORIX is expected to issue ORIX treasury stock to Rabobank as part of the acquisition price to be paid, which would result in Rabobank becoming a minority shareholder of ORIX. In addition, ORIX and Rabobank have agreed that Robeco’s banking activities, which are based only in the Netherlands, would be transferred to Rabobank with Robeco retaining responsibility for its client service. Closing of the Transaction is subject to legal and regulatory approvals, which are expected to be completed at the beginning of the second half of 2013. No assurance can be given that Rabobank will permanently retain its interest in Robeco or ORIX.

Information Concerning ORIX

The following information, which has been derived from ORIX’s public statements, regulatory filings and similar sources, is intended to give shareholders of Harbor Funds background information concerning ORIX and its various businesses.

ORIX is an integrated financial services group based in Tokyo, Japan, providing innovative value-added products and services to both corporate and retail customers. With operations in 28 countries and regions worldwide, ORIX’s activities include corporate financial services, such as leases and loans, as well as automobile operations, rental operations, real estate, life insurance, banking and loan servicing.

ORIX is a joint stock corporation (kabushiki kaisha) formed under Japanese law with its principal place of business at Mita NN Building, 4-1-23 Shiba, Minato-ku, Tokyo 108-0014, Japan. ORIX was established on April 17, 1964 in Osaka, Japan as Orient Leasing Co., Ltd. by three trading companies and five banks that included Nichimen Corporation, Nissho Corporation and Iwai Corporation (presently Sojitz Corporation), the Sanwa Bank, Toyo Trust & Banking (presently Mitsubishi UFJ Financial Group), the Industrial Bank of Japan and Nippon Kangyo Bank (presently Mizuho Financial Group, Inc.), and the Bank of Kobe (presently Sumitomo Mitsui Financial Group Inc.). While ORIX maintains business relationships with these companies, they now hold only a limited number of ORIX shares in the aggregate.

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ORIX’s initial development occurred during the period of sustained economic growth in Japan during the 1960s and the early 1970s. ORIX capitalized on the growing demand in this period by expanding its portfolio of leasing assets. It was also during this time that ORIX’s marketing strategy shifted from a focus on using the established networks of the trading companies and other initial shareholders to one that concentrated on independent marketing as the number of ORIX branches expanded. In April 1970, ORIX listed its shares on the second section of the Osaka Securities Exchange. Since February 1973, ORIX’s shares have been listed on the first sections of the Tokyo Stock Exchange and the Osaka Securities Exchange. ORIX shares also trade publicly on the New York Stock Exchange in the form of American Depositary Receipts (ADRs).

ORIX today has six business segments: Corporate Financial Services (lending, leasing and the commission business for the sale of financial products); Maintenance Leasing (auto leasing and rentals, car sharing, and leasing and rental of precision measuring equipment and IT-related equipment); Real Estate (real estate development, rental and financing; facility operation; REIT asset management; and real estate investment advisory services); Investment and Operations (loan servicing, environment and energy-related business, and principal investment); Retail (life insurance, banking and card loan business); and Overseas Business (leasing, lending, investment in bonds, investment banking, and ship- and aircraft-related operations in the United States, Asia, Oceania and Europe). ORIX derives approximately 80 percent of its revenues from activities in Japan and the remainder from activities around the world. ORIX has offices in 28 countries and regions, including the United States. Overall, ORIX and its related companies have 18,647 employees (as of September 2012), with approximately 2,480 of those employees, including through majority-owned subsidiaries, based in the United States.

ORIX has acquired several businesses in the United States over the past decade, including the majority ownership of three businesses acquired since 2006. In January 2006, ORIX entered the investment banking field in the United States with the acquisition of Houlihan Lokey Inc. In May 2010, ORIX acquired RED Capital Group, a U.S.-based company that provides financing for multi-family, senior living and healthcare-related real estate development projects in the United States. In December 2010, ORIX acquired Mariner Investment Group LLC, a leading independent SEC-registered hedge fund.

Terms of the Sale and Purchase Agreement

The following is a summary of the terms of the Transaction considered relevant to Harbor Funds:

Pursuant to the sale and purchase agreement executed between ORIX and Rabobank as of February 19, 2013 (the “Agreement”), ORIX would acquire from Rabobank 4,084,023 shares of Robeco (the “Shares”), which represent 90% plus one share of the total number of issued shares of Robeco held by Rabobank, and Robeco would become a consolidated subsidiary of ORIX.

The total acquisition amount of the Shares (the “Total Share Amount”) was calculated to be approximately 1.935 billion euro as of February 19, 2013, which is the date of execution of the Agreement (approximately $2.6 billion at then-current exchange rates). However, such amount is subject to adjustment depending on a variety of factors, including the financial condition of Robeco as of the end of the month immediately preceding the month in which the date of transfer of the Shares falls. ORIX is expected to issue to Rabobank treasury shares to pay a portion of the purchase price (up to a maximum of 150 million euro). Payment of the Total Share Amount other than the amount paid in treasury shares would be made in cash.

The Transaction is expected to close as early as July 1, 2013, provided that a number of conditions set forth in the Agreement are satisfied or waived. The closing conditions include, among other things, the approval of the new advisory agreements by shareholders of Funds representing in the aggregate at least 75% of Harbor Funds’ assets under management and obtaining certain foreign and domestic regulatory approvals, consents, licenses and permits. The closing of the Transaction is also subject to applicable legal and regulatory approval including the clearance required under the competition laws in some countries including the United States.

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The Agreement does not contemplate any change in Harbor Capital, Harbor Funds, or any Fund’s Subadviser, portfolio manager(s) or portfolio management team. After consummation of the Transaction, and assuming shareholder approval of the new advisory agreements, Harbor Capital would continue to review actively the performance of each Subadviser and may, upon approval of the Trustees, replace a Subadviser when Harbor Capital believes a change would be in the best interests of the Fund’s shareholders. Because Harbor Funds and Harbor Capital have received an order from the SEC granting an exemption from the requirement that subadvisory agreements be approved by shareholders, a subadviser may be replaced without shareholder approval. Shareholders of that Harbor fund would subsequently receive an information statement in lieu of a proxy statement containing information about the new subadviser and the terms of the new subadvisory agreement. With respect to the Target Retirement Funds, Harbor Capital would continue to provide day-to-day portfolio management services after consummation of the Transaction.

It is expected that, following the Transaction, Harbor Capital would remain a wholly-owned indirect subsidiary of Robeco.

Transaction Not Expected to Adversely Affect Harbor Capital or Harbor Funds

It is anticipated that the Transaction and Harbor Capital’s affiliation with ORIX would not result in any change in the services provided by Harbor Capital to Harbor Funds. It is further anticipated that the Transaction and Harbor Capital’s affiliation with ORIX would not diminish in any way Harbor Capital’s ability to continue to provide a high level of service to Harbor Funds going forward. In particular, the Transaction is not expected to result in any material changes in the manner in which Harbor Capital would render advisory or administrative services to the Funds or the composition of the senior management or personnel providing services to Harbor Funds (although the Transaction is not conditioned upon the continued employment of any Harbor Capital personnel, and there can be no assurance that any particular Harbor Capital employee will continue his or her employment with Harbor Capital or its affiliates). The Agreement does not contemplate any changes in the management or operations of Harbor Capital relating to the Funds, or in the management or operations of the other service providers to the Funds, other than changes in the ordinary course of business. In addition, there would be no change in the Funds’ Subadvisers as a result of the Transaction. Further, the Board of Trustees would not change as a result of the Transaction. Harbor Capital and Harbor Funds would remain headquartered in Chicago, Illinois following the consummation of the Transaction. Shareholders should expect the same quality of services to which they have become accustomed.

Impact of the Transaction on the Funds’ Advisory Agreements and Summary of the Proposal

Shareholders of each Fund are being asked to approve a proposed new advisory agreement with Harbor Capital. The consummation of the Transaction would constitute an “assignment” (as defined in the Investment Company Act) of each Fund’s current advisory agreement with Harbor Capital (each, an “existing advisory agreement”). As required by the Investment Company Act, each existing advisory agreement provides for its automatic termination in the event of an assignment. Accordingly, the existing advisory agreements will terminate upon the consummation of the Transaction, and the new advisory agreements are necessary if Harbor Capital is to continue to manage the Funds.

Factors Considered by the Trustees and their Recommendation

At a special in-person meeting of the Board of Trustees of Harbor Funds held on March 25-26, 2013, the Trustees, including all of the Trustees who are not “interested persons” of the Funds, Harbor Capital, Robeco, Rabobank, ORIX or any Subadviser (the “Independent Trustees”), unanimously voted to approve the new investment advisory agreement for each Fund and to recommend that the shareholders of each Fund vote FOR the approval of the new investment advisory agreement with Harbor Capital effective upon the consummation of the Transaction. For the reasons summarized below, the Board of Trustees concluded that approval of new investment advisory agreements resulting from the Transaction was in the best interest of shareholders. Each new advisory agreement is substantially identical to the Fund’s existing advisory agreement, as discussed in greater detail below.

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Prior to its approval of the new advisory agreements, the Board reviewed, among other matters, the quality, extent, and nature of the services currently being provided by Harbor Capital under the existing advisory agreements and the quality, extent, and nature of the services to be provided under the new advisory agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the existing advisory agreements, which were most recently approved for continuation at an in-person meeting of the Board held on February 10-12, 2013. During the review process that led to its approval of the existing advisory agreements on February 10-12, 2013, the Board was aware that it likely would be asked in the very near future to consider approval of the new advisory agreements.

On February 10-12, 2013, the Board concluded, in light of all factors it considered, that the approval of the existing advisory agreements was in the best interests of each Fund and its shareholders and that the fee rates set forth in the existing advisory agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature and quality of services provided and to be provided under the existing advisory agreements; (2) the extent to which economies of scale are reflected in fee schedules under the existing advisory agreements; (3) the existence of any “fall-out” benefits to Harbor Capital and its affiliates and third party subadvisers, if applicable; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by Harbor Capital and its affiliates with respect to their services to each Fund. A further description of the process followed by the Board in approving the continuation of the existing advisory agreements on February 10-12, 2013, including the information reviewed, certain material factors considered, and certain related conclusions reached, is set forth in Exhibit G to this Proxy Statement.

In connection with its approval of the new advisory agreements on March 25-26, 2013, the Board considered its conclusions in connection with its February 10-12, 2013 approvals of those existing advisory agreements that were in effect on that date, including the Board’s general satisfaction with the nature and quality of services being provided. Also in connection with its March 25-26, 2013 approvals of the new advisory agreements, the Board considered assurances from Harbor Capital that it was aware of no additional developments unrelated to the Transaction and not already disclosed to the Board since February 10-12, 2013 that would be a material consideration to the Board in connection with its consideration of the new advisory agreements. Therefore, in considering the new advisory agreements, the Board focused its review on, and requested and evaluated other information relating to, the potential impact of the Transaction on the operations, personnel, organizational structure, capitalization, and financial and other resources of Harbor Capital and their affiliates that render advisory, administrative, distribution, compliance, and other services to the Funds. When making its decisions on March 25-26, 2013, the Board took into account that, commencing in June of 2012, it had posed ongoing inquiries to, and received regular updates from, Harbor Capital and Robeco relating to the Transaction.

Between November 2012 and the March 25-26, 2013 special meeting, the Board accelerated its due diligence processes by engaging in an extensive review and analysis of additional information regarding the proposed Transaction and related matters. This analysis focused on, among other matters, the expectations for continuity and stability of Harbor Capital throughout implementation of the Transaction and thereafter. In this connection, the Board generally has been satisfied with the nature and quality of the services provided to the Funds, including investment advisory, administrative, and support services, and has decided that it would be in the Funds’ best interests to maintain continuity and stability of the services currently being provided. The Board carefully considered Harbor Capital’s anticipated future plans related to operational matters and levels of staffing and related compensation structures.

Among other steps in its due diligence process, the following actions were taken and considered by or on behalf of the Board:

1.       The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties from independent legal counsel for such Board members, which counsel has extensive experience regarding such matters.

2.       The Independent Trustees oversaw, coordinated, and performed due diligence activities with respect to a list of issues and topics they considered appropriate.

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3.       The Independent Trustees, with assistance from their legal counsel, prepared written requests for information from both Harbor Capital and ORIX regarding the Transaction, including details regarding each entity’s anticipated business plan for continuing operations after the Transaction.

4.       The Board received and evaluated written responses from Harbor Capital and ORIX pursuant to inquiries made on the Board’s behalf. The Board requested and participated in a series of in-person and telephonic meetings involving presentations from senior management personnel at Harbor Capital, including its Chief Executive Officer, as well as from senior management of Robeco, including its Chief Executive Officer and Chief Financial Officer. In certain sessions, the Independent Trustees met alone with only their legal counsel present.

5.       The Independent Trustees and the Board held in-person meetings on March 25-26, 2013 during which, among other actions, they received a formal presentation from senior management of ORIX, including its Chief Operating Officer, and of Robeco, including its Chief Executive Officer and Chief Financial Officer, engaged in a dialogue with and posed questions to such management personnel, evaluated the responsive due diligence information earlier provided by ORIX, Robeco and Harbor Capital, and considered input from legal counsel.

6.       At the March 25-26, 2013 special meeting, the Independent Trustees requested and received assurances that: (i) Harbor Capital and its affiliates are committed to maintaining appropriate levels of overall staffing, ongoing resources and service quality; (ii) Harbor Capital and the subadvisers can be expected to provide services of the same nature, extent, and quality under the new advisory agreements as are provided thereby under the existing advisory agreements; and (iii) the Transaction is not expected to result in any material changes to (a) the management of the Funds, including the continuity of the Funds’ portfolio managers, administrative and compliance personnel and other personnel responsible for the management and operations of the Funds, or (b) the investment objective of or the principal investment strategies used to manage any of the Funds. In this regard, the Board considered representations by Harbor Capital and its affiliates that Robeco’s ownership by ORIX as contemplated by the Transaction would not lead to a reduction in the quality or scope of these and other services provided to the Funds.

7.       At the March 25-26, 2013 special meeting, the Board also requested and received written undertakings relating to certain financial resources to be available to Harbor Capital and the Funds following the closing of the Transaction. Specifically, these undertakings relate to: (i) Harbor Capital’s current seed capital investments in the Funds; (ii) appropriate seed capital for any funds approved in the future; and (iii) adequate levels of working capital within Harbor Capital.

8.       The Board considered representations by Harbor Capital and its affiliates, as well as related supporting documentation and advice from legal counsel, indicating that the new advisory agreements are substantially similar to and, in any event, are no less favorable to the Funds than, the terms of the corresponding existing advisory agreements (including the fees payable thereunder).

9.       The Board considered that, to the extent that the new advisory agreements differ from the existing agreements, those differences are designed to modernize certain provisions and clarify or confirm current understandings and arrangements on terms no less favorable to the Funds than the existing advisory agreements.

10.       The Board considered that Harbor Capital, Rabobank and ORIX and its affiliates have agreed to bear the expenses associated with obtaining Board and shareholder approval of the new advisory agreements and that the Funds will bear no costs associated with the Transaction.

11.       The Board considered the advice provided by legal counsel with respect to the new advisory agreements (including advice relating to the process and timing of seeking shareholder approval of the new advisory agreements).

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12.       The Board considered acknowledgements from ORIX and Robeco of the importance of Harbor Capital continuing to be able to operate independently and in the interests of Fund shareholders.

13.       The Board considered the potential benefits that may be realized by Harbor Capital and its affiliates as a result of the continuation of their relationship with the Funds by the new advisory agreements.

14.       The Board considered that, if shareholders approve the new advisory agreements, the Board currently expects to continue to conduct a formal annual contracts review and renewal process consistent with the process it would have conducted had the existing advisory agreements continued in effect and not been replaced by the new advisory agreements, notwithstanding the two-year initial term of the new advisory agreements. For example, if the existing advisory agreements are approved by shareholders in 2013, the Board would not legally be required to review or renew those contracts until 2015. However, the Board currently intends to conduct annual reviews of such contracts, and Harbor Capital has consented to this process. If the Board conducts its future annual reviews in accordance with its customary contracts renewal cycle in recent years, the next annual reviews would be conducted in February 2014. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of Harbor Capital and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Funds. In addition, the Board considered that, under the new advisory agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the new advisory agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the special meeting of the Board held on March 25-26, 2013, the Board, including all of the Independent Trustees, voted to approve the new advisory agreements and to recommend approval of the new advisory agreements by shareholders of the Funds. In this connection, the Board concluded that, in light of all factors considered, the terms of the new advisory agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Fund to approve the new advisory agreements so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the existing advisory agreements. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Trustees likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the new advisory agreements and to recommend approval of the new advisory agreements to shareholders.

If the shareholders of a particular Fund do not approve the new advisory agreement with respect to that Fund and the Transaction is consummated, the Trustees would consider what further action to take consistent with their fiduciary duties to that Fund. Such action would initially include obtaining for the Fund interim investment advisory services (at no more than the current fee rate for up to 150 days following the Transaction) from Harbor Capital. Thereafter, the Trustees would either negotiate a new advisory agreement with an advisory organization selected by the Trustees or make other appropriate arrangements. In the event the Transaction is not consummated, Harbor Capital would continue to serve as investment adviser of the Funds pursuant to the terms of the existing advisory agreements.

Terms of the Existing and New Advisory Agreements

This section summarizes the terms of each new advisory agreement and the material differences between the terms of each new advisory agreement and the terms of the corresponding existing advisory agreement. As part of a larger effort to update and achieve more consistent advisory agreements across the Funds, each new advisory agreement also reflects certain other non-material differences from the corresponding existing advisory agreement not discussed below.

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As set forth in more detail in the summary of terms below, the terms of each Fund’s new advisory agreement are substantially identical to the terms of that Fund’s existing advisory agreement, except for: (i) the inclusion of a description of the administrative services Harbor Capital has provided to each Fund since Harbor Capital began managing the Funds; (ii) a statement that Harbor Capital is responsible for all expenses it incurs in the performance of its duties under the advisory agreement; (iii) language stating that Harbor Capital will monitor a subadviser’s portfolio management and report to the Board periodically on the subadviser’s performance (this language is not applicable to the Target Retirement Funds); (iv) language stating that if the new advisory agreement is terminated on any date other than the last day of the month, fees for such month will be prorated (this language is not applicable to the Target Retirement Funds as these funds do not pay advisory fees); (v) language delineating that only material amendments to the agreement require both Board of Trustee and shareholder approval; (vi) language clarifying that in the event of a conflict between the applicable provisions of the Investment Company Act and state law, the provisions of the Investment Company Act will apply; (vii) the dates of execution, effectiveness and termination; (viii) for certain Funds (those for which the existing advisory agreement designates Ohio as the governing law of the agreement), a change in the state specified in the choice of law provision from Ohio to Illinois; and (ix) for certain Funds (those for which the existing advisory agreement does not contain such a provision), addition of a provision specifically setting forth Harbor Capital’s confidentiality obligations. The stated rates of the advisory fees payable by the Funds are identical under the new advisory agreements and the existing advisory agreements.

The following summary of the new advisory agreements is qualified by reference to the representative form of the new advisory agreement attached to this proxy statement as Exhibit A. Because the new advisory agreements are substantially similar, only one representative new advisory agreement for the Funds is included as Exhibit A. The agreements for the Target Retirement Funds and Harbor Commodity Real Return Strategy Fund do, however, differ in certain respects from the agreements for the other Funds, and these differences are identified in Exhibit A. The contractual rate(s) of the advisory fee payable by each Fund to Harbor Capital is set forth in Exhibit B. The date on which each existing advisory agreement was most recently submitted to shareholders for approval and the purpose for such submission is set forth in Exhibit C. Information regarding Harbor Capital, its other investment company clients, and fees paid by the Funds to its affiliates is included in Exhibit D to this proxy statement.

Management Services.   The investment advisory services to be provided by Harbor Capital to each Fund under the new advisory agreements are substantially identical to those provided currently by Harbor Capital under the Funds’ existing advisory agreements. Pursuant to the terms of each new advisory agreement, Harbor Capital would continue to provide each Fund with investment research, advice and supervision, and would continuously furnish an investment program for each Fund consistent with the investment objectives and policies of the Fund.

In addition to the foregoing management oversight services, the new advisory agreements include a description of the administrative services provided by Harbor Capital to each Fund. Harbor Capital has provided these services to each Fund since Harbor Capital began managing the Funds, but no description of these services is included in the existing advisory agreements. The new advisory agreements specify that Harbor Capital would regularly provide, or cause one of its affiliates to provide, the following administrative services: (i) provide the Funds with office space, facilities, equipment and personnel as Harbor Capital deems necessary to provide for the effective administration of the affairs of the Funds, including providing from among Harbor Capital’s directors, officers and employees, persons to serve as Trustees, officers and employees of Harbor Funds and paying the salaries of such persons; (ii) coordinate and oversee the services provided by the Funds’ transfer agent, custodian, legal counsel and independent auditors; (iii) coordinate and oversee the preparation and production of meeting materials for the Trustees, as well as such other materials as the Trustees may from time to time reasonably request; (iv) coordinate and oversee the preparation and filing with the SEC of registration statements, notices, shareholder reports, proxy statements and other material for the Funds required to be filed under applicable laws; (v) develop and implement procedures for monitoring compliance with the Funds’ investment objectives, policies and guidelines and with applicable regulatory requirements; (vi) provide legal and regulatory support for the Funds in connection with the administration of the affairs of the Funds, including the assignment of matters to the Funds’ legal counsel on behalf of the Funds and supervising the work of such outside counsel; (vii) oversee the determination and publication of each Fund’s net asset value in accordance with the Funds’ valuation policies; (viii) prepare and monitor expense budgets for the Funds, and review the appropriateness and arrange for the payment of Fund expenses; and (ix) furnish to the Funds such other administrative services as Harbor Capital deems necessary, or the Trustees reasonably request, for the efficient operation of the Funds.

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Hiring of Subadvisers.   The new advisory agreements for all Harbor Funds except the Target Retirement Funds specifically permit Harbor Capital to continue to enter into subadvisory agreements with Subadvisers to whom Harbor Capital may delegate its responsibility for providing investment advice and making investment decisions for the particular Fund or a portion thereof. Harbor Capital would continue to retain the responsibility to both oversee the Subadvisers which it selects and to recommend to Harbor Funds’ Board of Trustees the hiring, termination and replacement of subadvisers. To explicitly reflect Harbor Capital’s existing responsibilities and activities with respect to subadviser oversight, the new advisory agreements for all Harbor Funds except the Target Retirement Funds state that Harbor Capital would monitor a subadviser’s portfolio management and report to the Board periodically on the subadviser’s performance.

Allocation of Charges and Expenses.   A new sentence has been added to the new advisory agreements making explicit that Harbor Capital is responsible for all expenses it incurs in the performance of its duties under the new advisory agreements. With the exception of that statement, the new advisory agreements contain provisions regarding the allocation of charges and expenses that are identical to the corresponding existing advisory agreements. As described below, the agreements for the Target Retirement Funds differ from those of the other Funds with respect to allocation of charges and expenses.

Harbor Funds Other Than Target Retirement Funds. Under the new advisory agreement for each such Fund, Harbor Capital, at its own expense, would continue to furnish to each Fund office space and provide investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. In addition, Harbor Capital would continue to pay the compensation and expenses of all officers and executive employees of the Funds and would make available, without expense to the Funds, the services of such of Harbor Capital’s directors, officers and employees as may duly be elected officers or Trustees of Harbor Funds, subject to their individual consent to serve and to any limitations imposed by law.

The new advisory agreements for each such Fund would continue to provide that Harbor Capital is not required to pay any expenses of the Funds other than those specifically allocated to Harbor Capital in the agreement. Specifically, the new advisory agreements would continue to provide that the expenses borne by the Funds include: (i) organization expenses of the Funds; (ii) clerical salaries; (iii) fees and expenses incurred by the Funds in connection with membership in investment company organizations; (iv) brokers’ commissions; (v) payment for portfolio pricing services to a pricing agent, if any; (vi) legal, auditing or accounting expenses; (vii) taxes or governmental fees; (viii) the fees and expenses of the Funds’ transfer agent; (ix) the cost of preparing share certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of shares of beneficial interest of the Funds; (x) the expenses of and fees for registering or qualifying securities for sale and of maintaining the registration of Harbor Funds and registering Harbor Funds as a broker or a dealer; (xi) the fees and expenses of Trustees of Harbor Funds who are not affiliated with Harbor Capital; (xii) the cost of preparing and distributing reports and notices to shareholders; (xiii) the fees or disbursements of custodians of the Funds’ assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of Harbor Funds insofar as they govern agreements with any such custodian; or (xiv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds’ business. The new advisory agreements would also continue to provide that Harbor Capital is not required to pay expenses of activities which are primarily intended to result in sales of shares of the Funds if and to the extent that such expenses are (i) required to be paid by the Funds’ distributor pursuant to the Funds’ underwriting agreement; or (ii) permitted to be paid by the Funds pursuant to a plan adopted under Rule 12b-1 under the Investment Company Act.

Target Retirement Funds. The new advisory agreement for the Target Retirement Funds would continue to provide that Harbor Capital would pay all expenses involved in the operation of the Funds, except the following, which are paid by the Funds: brokers’ commissions; the fees and expenses of Trustees of Harbor Funds who are not affiliated with Harbor Capital; and litigation and

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indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds’ business. The new advisory agreements would also continue to provide that Harbor Capital is not required to pay expenses of activities which are primarily intended to result in sales of shares of the Funds if and to the extent that such expenses are (i) required to be paid by the Funds’ distributor pursuant to the Funds’ underwriting agreement; or (ii) permitted to be paid by the Funds pursuant to a plan adopted under Rule 12b-1 under the Investment Company Act.

The costs associated with the Transaction, including the costs associated with calling this Meeting and the solicitation of proxies to be voted at the Meeting, are not being borne by the Funds, but are being borne by Rabobank, ORIX and/or Harbor Capital.

Investment Advisory Fees.   For its services, Harbor Capital (i) would continue to be entitled to an investment advisory fee from each Fund other than the Target Retirement Funds, and (ii) would continue to receive no fee for the advisory and administrative services rendered to the Target Retirement Funds. The method and rate for calculating each Fund’s (other than the Target Retirement Funds) investment advisory fee would be the same under each Fund’s new advisory agreement as under its existing advisory agreement with the exception that language has been added to each new advisory agreement stating that if the new advisory agreement is terminated on any date other than the last day of the month, fees for such month would be prorated. This new language confirms the existing understanding between the Funds and Harbor Capital and is consistent with their prior course of dealing (e.g., terminations resulting from liquidation of a fund). If each new advisory agreement had been in effect for each Fund’s most recently completed fiscal year, the amount of investment advisory fees payable to Harbor Capital by each Fund would have been identical to those payable under the corresponding existing investment advisory agreement with Harbor Capital. There would be no increase in the investment advisory fee rates under the new agreements.

Each Fund other than the Target Retirement Funds would continue to pay Harbor Capital a fee computed at a fixed annual percentage rate based upon the Fund’s average daily net assets. The rates for calculating each Fund’s investment advisory fee, which are the same under the existing and the new advisory agreements, are set forth in Exhibit B to this proxy statement. The fee would be computed and paid monthly. Under the new advisory agreement for Harbor Commodity Real Return Strategy Fund, Harbor Capital would continue to reduce the advisory fee payable by the Fund in a given month by the amount of any advisory fee payable to Harbor Capital during the same month with respect to Harbor Capital’s service as investment adviser to a pooled investment vehicle treated as a Controlled Foreign Corporation under the Internal Revenue Code in which the Fund may invest in order to implement its investment strategy.

Although not explicitly addressed in the new or existing advisory agreements, Harbor Capital may from time to time continue to agree not to impose all or a portion of its fee and/or limit the total operating expenses for certain Funds. Any such fee waiver or expense limitation may be a contractual agreement for a specified time period or may be voluntary and therefore discontinued or modified by Harbor Capital at any time. Harbor Capital has represented to the Board of Trustees that Harbor Capital would not modify or terminate any of the voluntary fee waivers or expense limitations currently in effect through February 28, 2014.

The aggregate amount of investment advisory fees incurred by each Fund for its most recently completed fiscal year, and the amount of any advisory fees waived pursuant to any voluntary or contractual fee waiver or expense limitation then in effect, are set forth in Exhibit C to this proxy statement.

Amendment.   Unlike the existing advisory agreements, the new advisory agreements contain language delineating that only material amendments to the agreement require both Board of Trustee and shareholder approval. Specifically, each new advisory agreement provides that no amendment of the agreement shall be effective until approved by vote of the Trustees, including a majority of the Trustees who are not interested persons of Harbor Capital or of Harbor Funds, cast in person at a meeting called for the purpose of voting on such approval and no material amendment of the agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund and by the Trustees, cast in person at a meeting called for the purpose of voting on such approval.

Choice of Law.   Each new advisory agreement provides that the agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without giving effect to the choice of law

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principles thereof, and the Investment Company Act. This is different from the existing advisory agreements for certain Funds. Specifically, the existing advisory agreements for Harbor Commodity Real Return Strategy Fund, Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund, Harbor Global Growth Fund, Harbor Unconstrained Bond Fund, and the Target Retirement Funds provide for the application of Illinois law, while the agreements for the remaining Funds provide for the application of Ohio law.

Each new advisory agreement, unlike each existing advisory agreement, also specifically provides that, to the extent that the applicable laws of the State of Illinois conflict with the applicable provisions of the Investment Company Act, the latter shall control.

Confidentiality.   Each new advisory agreement contains a provision explicitly imposing confidentiality obligations on Harbor Capital and prohibiting Harbor Capital from using non-public information regarding a Fund’s portfolio as a basis to place or recommend any securities transactions for itself or a third party. Certain of the existing advisory agreements contain a confidentiality provision while others of the older agreements do not. Specifically, the agreements for the following Funds do not contain such a provision: Harbor Bond Fund, Harbor Capital Appreciation Fund, Harbor High-Yield Bond Fund, Harbor International Fund, Harbor International Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Growth Fund, Harbor Mid Cap Value Fund, Harbor Money Market Fund, Harbor Small Cap Growth Fund, and Harbor Small Cap Value Fund.

Other Provisions Under the Existing and New Advisory Agreements

Standard of Care.   Under each new advisory agreement, Harbor Capital would continue not to be liable for any error of judgment, mistake of law or for any loss sustained in connection with the performance of its duties under the agreement; but nothing contained in the agreement protects Harbor Capital against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on the part of Harbor Capital in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the investment advisory agreement. The existing advisory agreements include the same provisions.

Portfolio Trading.   Each new advisory agreement continues to expressly permit Harbor Capital to engage in portfolio trading. However, each Subadviser is responsible for effecting all portfolio trading decisions for each Fund, except for the Target Retirement Funds where Harbor Capital selects underlying Funds for investment.

Miscellaneous

If approved by shareholders, each Fund’s new advisory agreement would become effective upon the consummation of the Transaction and would have an initial period of two years. Thereafter, each new advisory agreement would continue from year to year subject to annual approval by the Board of Trustees in the same manner as the existing investment advisory agreement. Each Fund’s new advisory agreement terminates if assigned (as defined in the Investment Company Act) and may be terminated without penalty by the Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by Harbor Capital, each upon 60 days’ written notice.

As noted above, notwithstanding the initial two-year period of the new advisory agreements, the Board currently expects to continue to conduct a formal annual contracts review and renewal process for 2014 consistent with the process it would have conducted had the existing advisory agreements continued in effect and not been replaced by the new advisory agreements.

Information Concerning Harbor Capital

Harbor Capital (including through its predecessor firms) has served as investment adviser to Harbor Funds since Harbor Funds began offering shares to the public in 1986. Harbor Capital (including its predecessor firms) has been registered under the Advisers Act since 1984.

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Harbor Capital, whose executive office is located at 111 South Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and administrator to each Fund and is also the investment adviser to the Harbor Capital Group Trust for Defined Benefit Plans. As of March 31, 2013, Harbor Capital had approximately $76.4 billion in assets under management, which includes the assets of Harbor Funds. Harbor Funds Distributors, Inc., whose executive office is also located at 111 South Wacker Drive, Chicago, Illinois 60606, serves as the principal underwriter for each Fund. Harbor Funds Distributors is a wholly-owned subsidiary of Harbor Capital.

As described above, Harbor Capital is a wholly-owned indirect subsidiary of Robeco, a Dutch investment management firm which was founded in 1929 and is headquartered in Rotterdam, The Netherlands. As of March 31, 2013, Robeco, through its investment management businesses, had approximately $[xxx] billion in assets under management. Robeco is currently a wholly-owned subsidiary of Rabobank.

The majority of Harbor Capital’s employees are located in Chicago, Illinois. Harbor Capital also maintains an office in Boston, Massachusetts. A limited number of Harbor Capital employees work out of their homes located around the United States.

Harbor Capital began selecting subadvisers in 1987 to make investment decisions for the Funds and has represented itself as an investment adviser whose strength, experience and expertise lies in its ability to evaluate, select and supervise highly qualified subadvisers that can add value to a shareholder’s investment in the Funds. Harbor Capital retains the ultimate responsibility to both oversee the subadvisers which it selects and to recommend to Harbor Funds’ Board of Trustees their hiring, termination and replacement.

David G. Van Hooser serves as Chief Executive Officer and President of Harbor Capital. David G. Van Hooser, Charles F. McCain, Roderick Munsters and Jurgen Stegmann serve as directors of Harbor Capital. Messrs. Munsters and Stegmann serve as the Chief Executive Officer and Chief Financial Officer, respectively, of Robeco, and have no day-to-day involvement in the operations of Harbor Capital. The address of Messrs. Van Hooser and McCain is 111 South Wacker Drive, Chicago, Illinois 60606, and the address of Messrs. Munsters and Stegmann is Coolsingel 120 3011 AG Rotterdam, The Netherlands.

The following table provides additional information about each officer or director of the Funds who is an officer of Harbor Capital:

Name Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

David G. Van Hooser Chairman, Trustee and President	Since 2000

President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007), Chief Financial Officer (2012-Present), Director (2000-Present) and Treasurer (2007-2012), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.

Charles F. McCain Chief Compliance Officer	Since 2004

Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present) and Director (2007-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.

Anmarie S. Kolinski Treasurer	Since 2007

Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Executive Vice President and Treasurer (2012-Present), Harbor Funds Distributors, Inc.; and Chief Financial Officer (2007-Present), Harbor Services Group, Inc.

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Name Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Erik D. Ojala Vice President, Secretary and AML Compliance Officer	Since 2007; AML Compliance Officer since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.

Brian L. Collins Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa Vice President	Since 2007

Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.; and Vice President, Mutual Fund Operations (2005-2007), Boston Financial Data Services, Inc.

Susan A. DeRoche Assistant Secretary	Since 2006

Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; and Secretary (2007-Present) Harbor Funds Distributors, Inc.

It is anticipated that there would be no material change in the management and employees of Harbor Capital as a result of the Transaction. It is further anticipated that Harbor Capital would continue to conduct the majority of its operations (as it does currently) at its current location at 111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606 and that Harbor Capital would continue to maintain its registration with the SEC as an investment adviser under the Advisers Act.

If the new agreements are approved then, following the Transaction, Harbor Capital would continue, subject to approval and oversight by the Board of Trustees, to (i) oversee the subadvisers responsible for making investment decisions for the Funds other than the Target Retirement Funds and to make recommendations from time to time to the Board of Trustees concerning the subadvisers’ retention or termination and replacement, and (ii) manage the Target Retirement Funds. Harbor Capital and the Funds are unaware of any Trustee having any material interest, direct or indirect, in any material transactions since the beginning of the most recently completed fiscal year, or in any material proposed transactions, to which Harbor Capital, Robeco, Rabobank, ORIX or any subsidiary of Harbor Capital, Robeco, Rabobank or ORIX was or is to be a party. Mr. Van Hooser, who serves as a Trustee and President of Harbor Funds, may be considered to have a substantial interest in the approval of the new agreements through compensation arrangements with affiliates of Harbor Capital.

Additional Information Pertaining to Harbor Capital

For additional information concerning the ownership structure, affiliations, and certain other matters pertaining to Harbor Capital as would be in effect upon the consummation of the Transaction, see Exhibit D.

Section 15(f) of the Investment Company Act

Section 15(f) of the Investment Company Act provides to an investment adviser that receives compensation or other benefit in connection with the sale of its business involving a registered investment company a non-exclusive safe harbor from claims that the transfer of its advisory relationship constituted sale of the investment adviser’s “fiduciary office” in violation of its fiduciary duty. The application of the safe harbor is subject to two conditions. First, for a period of three years after the transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the Investment

21

Company Act) of the new or former investment adviser. Second, there may not be imposed an “unfair burden” on the investment company as a result of such transaction, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the Investment Company Act, includes any arrangement during the two-year period after a change of control transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

The Board of Trustees has not been advised by Harbor Capital of any circumstances arising from the Transaction that are expected to result in the imposition of an “unfair burden” on the Funds. Moreover, ORIX has agreed in the Agreement to take reasonable efforts to ensure that Rabobank and applicable Robeco entities will at all times following the closing of the Transaction be entitled to the protection afforded by Section 15(f) of the Investment Company Act.

Required Vote

As provided under the Investment Company Act, approval of each proposed investment advisory agreement will require the vote of a majority of the outstanding voting securities of the applicable Fund. In accordance with the Investment Company Act and as used in this Proposal 1, a “majority of the outstanding voting securities” of a Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

However, in addition to the legal requirement under the Investment Company Act, the consummation of the Transaction is conditioned upon the approval of the new advisory agreements by shareholders of the Funds representing in the aggregate at least 75% of Harbor Funds’ assets under management. The Transaction is also conditioned upon the receipt of a number of permits, licenses, consents and regulatory approvals as discussed above.

FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF HARBOR FUNDS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THE NEW ADVISORY AGREEMENT WITH HARBOR CAPITAL.

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PART 2

DESCRIPTION OF PROPOSAL 2

APPROVAL OF THE AMENDED DT

(each Fund voting together)

Summary

Each Fund is a series of Harbor Funds, which is a Delaware business trust. The principal governing document of a Delaware business trust is its declaration of trust. The declaration of trust generally establishes the rights and responsibilities of Harbor Funds’ Trustees, officers and shareholders, and provides the framework for how Harbor Funds and each of its underlying Funds and share classes operate.

Shareholders of each Fund are being asked to approve the Amended DT, which contains several amendments that are intended to modernize the current Amended and Restated Agreement and Declaration of Trust (the “Current DT”). The Current DT was first adopted in 1993. Since that time, there have been changes in Delaware law and industry practice that were not contemplated in 1993. As a whole, the amendments are intended to reduce costs and improve the administrative efficiency of the Funds by providing the Board of Trustees with greater flexibility in managing certain activities of Harbor Funds. This additional flexibility can help to make the administration of Harbor Funds more efficient in certain circumstances. Because Harbor Funds is already required to solicit shareholder approval for new advisory agreements from each Fund in connection with the sale of Robeco, the Board of Trustees determined that this would be an appropriate opportunity to also seek shareholder approval of the Amended DT. A summary of the amendments and why they may reduce costs and help improve administrative efficiency of Harbor Funds is set forth below.

It is important to note that the proposed amendments to the Current DT would not alter, in any way, the Trustees or officers’ existing fiduciary duties to Harbor Funds shareholders, nor would such amendments result in any change in the Funds’ investment policies, guidelines or strategies.

Amendments to the Current Declaration of Trust

The amendments to the current DT cover three main areas.

Consolidation and Liquidation of Funds/Share Classes:   The first significant proposed amendment provides the Board with greater flexibility, subject to the requirements of the Investment Company Act and Delaware law, to consolidate one Fund or share class with another Fund or share class or liquidate a Fund or share class, in each case without obtaining shareholder approval.

The Current DT permits the Board of Trustees to consolidate one Fund with another Fund or liquidate a Fund without shareholder approval provided that the Board concludes that the continued separate existence of the Fund is not in the best interest of shareholders due to factors or events adversely affecting the Fund’s ability to conduct its business and operations “in an economically viable manner.” Such “economically viable” factors or events include the inability to maintain appropriate asset size, changes in laws or regulations or economic developments or trends having an adverse impact on the business or operation of the Fund.

There can be other situations, however, in which the combination of a Fund into another fund or the liquidation of a Fund or share class may be in the best interest of the shareholders of a Fund or share class even if there are no significant concerns regarding a Fund’s economic “viability” as a separate enterprise or if none of the adverse events or factors of the type described above have occurred. For example, reorganizing one Fund into another Fund with a similar investment objective and strategy may be advantageous for both Funds by lowering expenses due to a larger combined asset base, even if the Fund is not facing adverse circumstances that call into question its viability to continue its existence separately. Under the Current DT, because the Board

23

would not be able to make the required “viability” finding in that circumstance, the reorganization could not proceed without incurring the cost of obtaining shareholder approval through a proxy solicitation, even if the Board concluded the reorganization was otherwise compelling and in the best interest of the Funds’ shareholders.

Neither the Investment Company Act nor Delaware law require a mutual fund board to consider whether a fund would no longer be “economically viable” when making a determination that the consolidation or liquidation of the fund or share class is in the best interest of the fund’s shareholders. This separate “economically viable” determination was more common when the Current DT was established in 1993 but has generally disappeared from modern forms of declarations of trust for mutual funds because it constrains significantly the flexibility of mutual fund boards to make a consolidation or liquidation determination that the mutual fund board believes would otherwise be in the best interest of the fund’s shareholders.

Under the Amended DT, the Board could authorize the reorganization of any Fund or share class into another Fund or other entity or the liquidation of a Fund or a share class without shareholder approval if the Board determines that such action is in the best interest of the shareholders of that Fund or share class without the need to also make a determination regarding the “economic viability” of that Fund or share class. The Board may continue to consider the “economic viability” of the Fund or share class when making its determination, but it would no longer be required to do so in every instance.

The Investment Company Act permits the consolidation of one Fund with another fund affiliated with Harbor Capital without shareholder approval provided the two funds share certain key characteristics. These key characteristics include having materially the same fundamental investment policies, the same investment adviser and materially identical investment advisory agreements. If there are any material differences in those key characteristics, shareholder approval of the combination would still be required. For example, if the surviving fund from the combination pays advisory fees at a higher rate than the disappearing fund, or pays distribution fees at a higher rate than the disappearing fund, then shareholder approval of the consolidation would be required in addition to a determination by the Board that the combination is in the best interest of the shareholders of the disappearing fund.

The Amended DT provides the Board with added flexibility when considering consolidations and liquidations to make decisions that they believe are in the shareholders’ best interests without causing the affected Funds to incur the time and expense of soliciting shareholder approval, except where such approval is otherwise required by the Investment Company Act or Delaware law.

Per-Share or Per-Dollar Voting.   The second significant proposed amendment gives the Board the authority to determine, as to a particular proposal, whether it is in the best interest of Harbor Funds shareholders for a vote by shareholders to be based upon either the number of shares held by each shareholder or upon the total net asset value of the shares held by each shareholder.

The Current DT provides that shareholders are entitled to one vote for each share held, regardless of the Fund or class of shares and regardless of differences in the net asset values per share of such Funds and classes. The Amended DT would provide the Board with the flexibility to determine, with respect to any matter submitted to all Harbor Funds shareholders, that the number of votes each shareholder could cast could be based on the total net asset value of the shares owned by the shareholder rather than on the number of shares owned by the shareholder. For example, in the case of a proposal on which shareholders of all Harbor Funds vote together, rather than separately by Fund, shareholders of a Fund with a higher net asset value per share would have greater voting power per share due to the higher total net asset value (i.e., the market value of their shares) compared to a shareholder owning the same number of shares in a Fund with a lower net asset value per share.

To help illustrate this example, assume two shareholders each own $1,000 in different funds, Fund X and Fund Y. Fund X has a $10 net asset value per share (“NAV”), while Fund Y has a $50 NAV. Per share voting means that the shareholder who owns Fund X has 100 shares to vote ($1,000/$10 NAV). Even though they own the same dollar amount in both funds, the shareholder who owns Fund Y has only 20 shares to vote ($1,000/$50 NAV). If shareholders of multiple Funds were voting together on a single, Trust-wide proposal

24

(e.g., election of Trustees), shareholders in those Funds with lower NAVs could be viewed as having voting power that would be disproportionate to the value of their investments. Depending upon the nature of the proposal upon which shareholders could be asked to vote in the future, this amendment would provide the Board of Trustees with the flexibility to determine whether the vote should be based on the total number of shares held or the total net asset value held, always subject to the Board’s determination of what is in the best interest of Harbor Funds’ shareholders.

Certain Other Changes.   The Amended DT also contains certain other changes. For example, the Amended DT would eliminate a requirement that any advisory agreement (other than a subadvisory agreement) entered into by Harbor Funds or an individual Fund be approved by shareholders of the affected Fund. This provision appears to have been intended to mirror the shareholder approval requirements under the Investment Company Act relating to advisory agreements but could be interpreted to impose such a requirement in the limited circumstances in which the Investment Company Act would not require a shareholder vote. To eliminate any possible inconsistency or ambiguity, the Amended DT imposes such a requirement only to the extent required by the Investment Company Act, giving effect to any related exemptive rules, orders or interpretive positions of the SEC or its staff. A similar provision subjecting the terms, approval, continuance, amendment and termination of such any agreement to the Investment Company Act has been eliminated as unnecessary, given that all such requirements would apply in any event. In addition, the Amended DT reflects a change to the shareholder voting provision to clarify that shares of all series or classes will be voted together in the aggregate and not by individual series or classes, except (i) when required by the Investment Company Act to be voted by individual series or classes, or (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, or as deemed appropriate in their discretion. The language of the Current DT provides for voting by individual series or classes as the default approach, but allows for voting in the aggregate where the Trustees have determined that the matter affects the interests of more than one series or class.

A copy of the full Amended DT marked to show all changes from the current DT is included for reference in Exhibit E to this proxy statement.

Required Vote

The shareholders of all Funds vote together on the Amended DT. Approval of the Amended DT requires the affirmative vote of a majority of the Fund’s shares voting in person or by proxy at the Meeting.

FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF HARBOR FUNDS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THE AMENDED DT.

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PART 3

INFORMATION ABOUT OWNERSHIP OF SHARES OF EACH FUND

  Outstanding Shares and Quorum for the Meeting

  [  ] shares of beneficial interest of Harbor Funds were outstanding as of the record date.

  These were comprised of the following:

Number of Outstanding Shares

Harbor Fund	Institutional	Administrative	Investor	Total

Capital Appreciation	xx	xx	xx	xx

Mid Cap Growth	xx	xx	xx	xx

Small Cap Growth	xx	xx	xx	xx

Large Cap Value	xx	xx	xx	xx

Mid Cap Value	xx	xx	xx	xx

Small Cap Value	xx	xx	xx	xx

International	xx	xx	xx	xx

International Growth	xx	xx	xx	xx

Global Value	xx	xx	xx	xx

Global Growth	xx	xx	xx	xx

Commodity Real Return Strategy	xx	xx	N/A	xx

Unconstrained Bond	xx	xx	N/A	xx

Convertible Securities	xx	xx	xx	xx

High-Yield Bond	xx	xx	xx	xx

Bond	xx	xx	N/A	xx

Real Return	xx	xx	N/A	xx

Emerging Markets Debt	xx	xx	N/A	xx

Money Market	xx	xx	N/A	xx

Target Retirement Income	xx	xx	xx	xx

Target Retirement 2010	xx	xx	xx	xx

Target Retirement 2015	xx	xx	xx	xx

Target Retirement 2020	xx	xx	xx	xx

Target Retirement 2025	xx	xx	xx	xx

Target Retirement 2030	xx	xx	xx	xx

Target Retirement 2035	xx	xx	xx	xx

Target Retirement 2040	xx	xx	xx	xx

Target Retirement 2045	xx	xx	xx	xx

Target Retirement 2050	xx	xx	xx	xx

Total	xx	xx	xx	xx

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  Ownership of Shares of Each Fund

  Each person that, to the knowledge of the Funds, owned beneficially or of record 5% or more of the outstanding shares of any of the   Funds as of [March 31], 2013 is listed in Exhibit F to this proxy statement. The dollar ranges of the Funds owned beneficially by   each Trustee (including the Trustee Emeritus) and officer as of April 12, 2013 are set forth below:

Name of Trustee/Officer	Dollar Range of Ownership in Each Fund		Aggregate Dollar Range of Ownership in Harbor Funds
INDEPENDENT TRUSTEES
Raymond J. Ball*
Donna J. Dean
John P. Gould
Randall A. Hack
Rodger F. Smith
INTERESTED TRUSTEE
David G. Van Hooser
TRUSTEE EMERITUS
Howard P. Colhoun
OFFICERS
Brian L. Collins	[ ]	[ ]	[ ]
Susan A. DeRoche	[ ]	[ ]	[ ]
Anmarie S. Kolinski	[ ]	[ ]	[ ]
Charles F. McCain		[ ]	[ ]
Erik D. Ojala	[ ]	[ ]	[ ]
Charles P. Ragusa	[ ]	[ ]	[ ]

*

Under the Harbor Funds Deferred Compensation Plan for Independent Trustees, a participating Trustee may elect to defer his or her trustee fees. Any such deferred fees are maintained in a deferral account that is credited with income and gains and charged with losses as though the amount deferred was invested in shares of one or more Funds selected by the participating Trustee. The dollar ranges shown for [xx] for Mr. Ball represent the value of the shares of each Fund that correspond to the value of Mr. Ball’s deferral account under the Harbor Funds Deferred Compensation Plan for Independent Trustees that has been deemed to be invested in each of those [xx] funds.

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PART 4

INFORMATION ON PROXY VOTING AND THE MEETING

Who is Eligible To Vote

Shareholders of record of a Fund as of the close of business on April 12, 2013 (the “record date”) are entitled to vote on all of that Fund’s business at the Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to the shareholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve Proposals 1 and 2. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

Proposals by Shareholders

The Funds are not required to hold annual meetings of shareholders and do not currently intend to hold an annual meeting of shareholders in 2013. Proposals by shareholders to be presented at the next meeting of shareholders of a Fund, whenever held, must be received at the Funds’ offices, 111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606, at a reasonable time prior to the Trustees’ solicitation of proxies for the meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included.

Proposals by shareholders are subject to certain regulations under the federal securities laws.

Proxies, Quorum and Voting at the Meeting

Shareholders may use the proxy card provided if they are unable to attend the Meeting in person or wish to have their shares voted by a proxy even if they do attend the Meeting. Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of Harbor Funds. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw a previously submitted proxy and vote in person. To obtain directions on how to attend the Meeting and vote in person, [please call [xx]].

All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of both proposals described herein and will use their best judgment to vote on such other business as may properly come before the Meeting or any adjournment thereof. The Funds may also arrange to have votes recorded by telephone, the Internet or other electronic means.

Telephonic Voting. Harbor Funds shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Harbor Funds shareholders may submit an “electronic” proxy over the Internet in lieu of returning an executed proxy card. In order to use this voting feature, shareholders should go to the website indicated on the shareholder’s proxy card and enter the control number set forth on the proxy card. Shareholders will be prompted to follow a simple set of instructions which will appear on the website.

Quorum.  One-third of the shares of each Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to the approval of new advisory agreements

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for each Fund. One-third of the shares of all Funds in the aggregate entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to the approval of the Amended DT. In the event that, at the time any session of the Meeting for a Fund or for Harbor Funds as a whole is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting with respect to that Fund or Harbor Funds, as applicable, to a later date. In the event that a quorum is present but sufficient votes in favor of a proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Fund or Harbor Funds, as applicable, to permit further solicitation of proxies with respect to such proposal. In such a circumstance, the persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

For Proposal 1, as provided under the Investment Company Act, approval of each proposed investment advisory agreement will require the vote of a majority of the outstanding voting securities of the applicable Fund. In accordance with the Investment Company Act and as used in Proposal 1, a “majority of the outstanding voting securities” of a Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

For Proposal 2, as provided under the Current DT, approval of the Amended DT will require the affirmative vote of a majority of the Fund’s shares voting in person or by proxy at the Meeting.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposals. Under current interpretations of the New York Stock Exchange (the “NYSE”), broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer’s shares on either proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, if you beneficially own shares that are held in “street name” through a broker-dealer and if you have not given or do not give voting instructions for your shares, your shares may not be voted at all or may be voted in a manner that you may not intend.

You are strongly encouraged to be sure your broker-dealer or service organization has instructions as to how your shares are to be voted.

Shares of Harbor Funds represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the Meeting. An abstention from voting has the same effect as a vote against Proposal 1, but has no effect on the voting in determining whether Proposal 2 has been adopted by a majority of the Funds’ shares voting at the Meeting.

If a broker or nominee holding shares in “street name” indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a “broker non-vote” (i) has no effect on the voting in determining whether Proposal 1 has been adopted by 67% or more of a Fund’s shares present at the Meeting, if more than 50% of the outstanding shares (excluding the “broker non-votes”) of that Fund are present or represented, and (ii) has no effect on the voting in determining whether Proposal 2 has been adopted by a majority of the Funds’ shares voting at the Meeting. However, for purposes of determining whether Proposal 1 has been adopted by more than 50% of the outstanding shares of a Fund, a “broker non-vote” has the same effect as a vote against that proposal because shares represented by a “broker non-vote” are considered to be outstanding shares.

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Method of Solicitation and Expenses

Your vote is being solicited by the Board of Trustees of Harbor Funds. The cost of soliciting proxies, including the costs related to the printing, mailing and tabulation of proxies and the fees of the proxy soliciting agent, will be borne equally by ORIX and Rabobank. Harbor Funds has engaged Computershare Investor Services (“Computershare”), a professional proxy solicitation firm, to serve as the proxy soliciting and tabulation agent for the Meeting and estimates Computershare’s fees to be approximately $[xx]. Those fees do not reflect the costs associated with printing and mailing of the proxy materials and the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. Harbor Funds expects that the solicitation will be primarily by mail, but may also include telephone, [facsimile,] electronic or other means of communication. If Harbor Funds does not receive your proxy by a certain time, you may receive a telephone call from the proxy soliciting agent asking you to vote. The Funds do not reimburse Trustees and officers of Harbor Funds, or regular employees and agents of Harbor Capital, for any involvement in the solicitation of proxies.

Harbor Funds will not bear any expenses in connection with the Transaction, including any costs of soliciting shareholder approval. All such expenses will be borne by Rabobank, ORIX and/or Harbor Capital.

Voting by Harbor Capital

Harbor Capital owns and/or has the power to vote approximately [xx]% of the outstanding shares of Harbor Funds. Harbor Capital intends to vote such shares in the same proportion (for and against) the proposals described herein as those cast by other shareholders for and against these proposals, except in the case of Funds where Harbor Capital owns 25% or more of the Fund’s outstanding shares. In the case of Funds where Harbor Capital owns 25% or more of the Fund’s outstanding shares as of the record date, Harbor Capital intends to vote those shares in favor of each of Proposal 1 and Proposal 2 as Harbor Capital may already be deemed to control those Funds because of the size of its ownership interest. Shares of certain of the Funds are owned by the Target Retirement Funds. The Board of Trustees intends to direct that such shares will be voted by the Target Retirement Funds in proportion (for and against) the votes cast by the shareholders of these underlying Funds excluding Harbor Capital. Accordingly, Harbor Capital’s ownership of shares in the underlying Funds will not affect the voting at the Target Retirement Funds.

Other Business

While the Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of Special Meeting of Shareholders. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

April [22], 2013

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EXHIBIT A

FORM OF PROPOSED INVESTMENT ADVISORY AGREEMENT

                         [DATE]

Harbor Capital Advisors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606-4302

Investment Advisory Agreement

([NAME OF FUND])

Dear Sirs:

Harbor Funds (the “Trust”) has been organized under the laws of Delaware to engage in the business of an investment company. The shares of beneficial interest of the Trust (“Shares”) are divided into multiple series, including [NAME OF FUND] (the “Fund”), as established pursuant to a written instrument executed by the Trustees of the Trust. Series may be terminated, and additional series established, from time to time by action of the Trustees. The Trust, on behalf of the Fund, has selected you to act as the investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows:

1.	Delivery of Fund Documents: The Trust has furnished you with copies properly certified or authenticated of each of the following:

(a)	Agreement and Declaration of Trust of the Trust, as in effect on the date hereof (the “Declaration of Trust”).

(b)	By-Laws of the Trust as in effect on the date hereof (the “By-Laws”).

(c)	Resolutions of the Trustees selecting you as investment adviser and approving the form of this Agreement.

The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, including future resolutions of the Trustees approving the continuance of the items listed in (c) above.

2.

Name of Fund:   The Trust may use the name “Harbor Funds” or any name derived from the name “Harbor Capital Advisors” in connection with the Fund only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to your business as investment adviser. At such time as such an agreement shall no longer be in effect, the Trust (to the extent that it lawfully can) will cause the Fund to cease to use such a name or any other name indicating that it is advised by or otherwise connected with you or any organization which shall have so succeeded to your business.

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3.

Advisory and Other Services:  You will regularly provide the Fund with investment research, advice and supervision and will furnish continuously an investment program for the Fund consistent with the investment objectives and policies of the Fund. You will determine what securities and other financial instruments shall be purchased for the Fund, what securities and other financial instruments shall be held or sold by the Fund, and what portion of the Fund’s assets shall be held uninvested, subject always to the provisions of the Trust’s Declaration of Trust and By-Laws and of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect, and subject, further to such policies and instructions as the Trustees may from time to time establish. You shall advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Trust insofar as it relates to the Fund.

In addition to providing the Fund with investment advisory services, you will also regularly provide, or cause one of your affiliates to provide, the following services:

(a)

provide the Trust with office space, facilities, equipment and personnel as you deem necessary to provide for the effective administration of the affairs of the Trust, including providing from among your directors, officers and employees, persons to serve as Trustees, officers and employees of the Trust and paying the salaries of such persons;

(b)	coordinate and oversee the services provided by the Trust’s transfer agent, custodian, legal counsel and independent auditors;

(c)	coordinate and oversee the preparation and production of meeting materials for the Trustees, as well as such other materials as the Trustees may from time to time reasonably request;

(d)

coordinate and oversee the preparation and filing with the U.S. Securities and Exchange Commission (“SEC”) of registration statements, notices, shareholder reports, proxy statements and other material for the Fund required to be filed under applicable laws;

(e)	develop and implement procedures for monitoring compliance with the Fund’s investment objectives, policies and guidelines and with applicable regulatory requirements;

(f)

provide legal and regulatory support for the Fund in connection with the administration of the affairs of the Trust, including the assignment of matters to the Trust’s legal counsel on behalf of the Trust and supervising the work of such outside counsel;

(g)	oversee the determination and publication of the Fund’s net asset value in accordance with the Trust’s valuation policies;

(h)	prepare and monitor expense budgets for the Trust and the Fund, and review the appropriateness and arrange for the payment of Fund expenses; and

(i)	furnish to the Fund such other administrative services as you deem necessary, or the Trustees reasonably request, for the efficient operation of the Trust and Fund.

4.

[For Funds other than the Target Retirement Funds:     Subadvisers:     You may engage one or more investment advisers which are either registered as such or specifically exempt from registration under the Investment Advisers Act of 1940, as amended, to act as subadvisers to provide with respect to the Fund certain services set forth in Paragraphs 3 and 7 hereof, all as shall be set forth in a written contract to which the Trust, on behalf of the Fund, and you shall be parties, which contract shall be subject to approval in accordance with the requirements of the Investment Company Act and as such requirements may be modified by rule, regulation or order of the SEC. Subject always to the discretion and control of the Trustees, you will monitor and oversee each subadviser’s management of the Fund’s

32

investment operations in accordance with the investment objectives and related investment policies of the Fund, as set forth in the Trust’s registration statement with the SEC. and review and report to the Trustees periodically on the performance of such subadviser.]

5.	Allocation of Charges and Expenses:

[For Funds other than the Target Retirement Funds: You will pay the compensation and expenses of all officers and executive employees of the Trust and will make available, without expense to the Trust, the services of such of your partners and employees as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You will pay the Trust’s office rent and will provide investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. You will pay all expenses you incur in the performance of your duties under this Agreement. You will not be required to pay any expenses of the Trust other than those specifically allocated to you in this Paragraph 5. In particular, but without limiting the generality of the foregoing, you will not be required to pay: organization expenses of the Trust; clerical salaries; fees and expenses incurred by the Trust in connection with membership in investment company organizations; brokers’ commissions; payment for portfolio pricing services to a pricing agent, if any; legal, auditing or accounting expenses; taxes or governmental fees; the fees and expenses of the transfer agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of shares of beneficial interest of the Trust; the expenses of and fees for registering or qualifying securities for sale and of maintaining the registration of the Trust and registering the Trust as a broker or a dealer; the fees and expenses of Trustees of the Trust who are not affiliated with you; the cost of preparing and distributing reports and notices to shareholders; the fees or disbursements of custodians of the Trust’s assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; or litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. You shall not be required to pay expenses of activities which are primarily intended to result in sales of Shares of the Trust if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Trust’s Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the Investment Company Act providing that the Trust (or some other party) shall assume some or all of such expenses. You shall be required to pay the foregoing expenses that are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Trust (or some other party) pursuant to such a plan.]

[For Target Retirement Funds only: You will pay all expenses you incur in the performance of your duties under this Agreement. You will also pay all expenses involved in the operation of the Fund, except the following, which shall be paid by the Fund: brokers’ commissions; the fees and expenses of Trustees of the Trust who are not affiliated with you; and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. You shall not be required to pay expenses of activities which are primarily intended to result in sales of Shares of the Trust if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Trust’s Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the Investment Company Act providing that the Trust (or some other party) shall assume some or all of such expenses. You shall be required to pay the foregoing expenses that are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Trust (or some other party) pursuant to such a plan.]

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6.	Compensation of the Adviser:

[For Funds other than the Target Retirement Funds:

(a)

For all services to be rendered and payments made as provided in Paragraphs 3, 4 and 5 hereof, the Trust on behalf of the Fund will pay you on the last day of each month a fee equal to the sum of X.XX% per annum of the average daily net assets of the Fund, as defined below. [For the existing fee schedule of each Fund, see Exhibit B of this proxy statement.] The “average daily net assets” of the Fund are defined as the average of the values placed on the net assets as of 4:00 P.M. (New York time), on each day on which the net asset value of the Fund’s portfolio is determined consistent with the provisions of Rule 22c-1 under the Investment Company Act or, if the Fund lawfully determines the value of the net assets of its portfolio as of some other time on each business day, as of such time. The value of the net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust. If the determination of net asset value is suspended for any particular business day, then for the purposes of this Paragraph 6, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund’s portfolio may lawfully be determined, on that day. If the determination of the net asset value of the Shares of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month). If the Fund determines the value of the net assets of its portfolio more than once on any day, the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Paragraph 6. If this Agreement is terminated as of any date not the last day of a month, such fee shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be the proportion of such average daily net assets as the number of calendar days in such period bears to the number of calendar days in such month.

(b)

You agree that your compensation for any month shall include, and thus be reduced by, the amount, if any, which you pay to any subadviser engaged pursuant to Paragraph 4 hereof. You agree that the Trust on behalf of the Fund shall not be required to pay any fee to any such subadviser.

[For Harbor Commodity Real Return Strategy Fund only:

(c)

It is expected that the Fund may implement its investment strategy by investing a portion of its assets in a pooled investment vehicle that is intended to be treated as a Controlled Foreign Corporation (“CFC”) under the Internal Revenue Code. You agree that you shall reduce the advisory fee payable to you with respect to the Fund each month by the amount of any advisory fee payable to you during that same period with respect to your serving as adviser to the CFC. As a result, to the extent the Fund invests a portion of its assets in the CFC, the effective advisory fee rate payable to you hereunder with respect to the Fund shall be lower than the rate set forth in (a) above.]]

[For Target Retirement Funds only:   The Fund shall not pay you a fee for the services rendered hereunder.]

7.

Avoidance of Inconsistent Position:   In connection with purchases or sales of portfolio securities and other financial instruments for the account of the Fund, neither you nor any of your partners, directors, officers or employees [for Funds other than the Target Retirement Funds: nor any subadviser engaged by you pursuant to Paragraph 4 hereof] will act as a principal or agent or receive any commission. You or your agent shall [for Target Retirement Funds only: place all orders for the purchase and sale of Harbor mutual fund shares for the Fund’s account with such underlying funds’ transfer agent. With respect to portfolio securities and other financial instruments other than Harbor mutual fund shares, you or your agent shall] arrange for the placing of all orders for the purchase and sale of portfolio securities and other financial instruments for the Fund’s account with brokers or dealers selected by you. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the most favorable execution and net price available. It is

34

also understood that it is desirable for the Fund that you have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, you are authorized to place orders for the purchase and sale of securities and other financial instruments for the Fund with such certain brokers, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to you in connection with your services to other clients. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you will act solely as investment counsel for such clients and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others.

8.

Limitation of Liability of Adviser:   You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement. Any person, even though also employed by you, who may be or become an employee of and paid by the Trust or the Fund shall be deemed, when acting within the scope of his employment by the Trust, to be acting in such employment solely for the Trust and not as your employee or agent.

9.

Duration and Termination of this Agreement:   This Agreement shall remain in force until [DATE] and from year to year thereafter, but only so long as such continuance is specifically approved at least annually in the manner prescribed in the Investment Company Act and the rules and regulations thereunder. This Agreement may, on 60 days written notice, be terminated at any time without the payment of any penalty, by the Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the Investment Company Act (particularly the definitions of “interested person,” “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

10.

Amendment of this Agreement:   No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by vote of the Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund and by the Trustees, cast in person at a meeting called for the purpose of voting on such approval.

11.

Governing Law:   This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without giving effect to the choice of law principles thereof, and the Investment Company Act. To the extent that the applicable laws of the State of Illinois conflict with the applicable provisions of the Investment Company Act, the latter shall control.

12.

Miscellaneous:    It is understood and expressly stipulated that neither the holders of shares of the Trust or the Fund nor the Trustees shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

The name “Harbor Funds” is the designation of the Trustees for the time being under the Declaration of Trust dated June 8, 1993, as amended from time to time, and all persons dealing with the Trust or the Fund must look solely to the property of the Trust or the Fund for the enforcement of any claims

35

against the Trust as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust. No series of the Trust shall be liable for any claims against any other series of the Trust.

13.

Confidentiality. You shall maintain all non-public information regarding the Fund’s portfolio, including the list of portfolio securities and other financial instruments held by the Fund, which you receive or have access to in the course of performing your duties hereunder as strictly confidential. You shall not disclose or disseminate such non-public information to any third party unless such disclosure is approved in writing by the Fund. You shall not use non-public information regarding the Fund’s portfolio as a basis to place or recommend any transactions in securities or other financial instruments for yourself or any third party.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract.

HARBOR FUNDS ON BEHALF OF [NAME OF FUND]

By:
[NAME, TITLE]

The foregoing Agreement is hereby accepted as of the date thereof.

HARBOR CAPITAL ADVISORS, INC.

By:
[NAME, TITLE]

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EXHIBIT B

INVESTMENT ADVISORY FEE RATES

(identical under both current and proposed investment advisory agreements)

Fund	Fee as a Percentage of the Fund’s Average Daily Net Assets
Harbor Capital Appreciation Fund	0.60%

Harbor Mid Cap Growth Fund	0.75%

Harbor Small Cap Growth Fund	0.75%

Harbor Large Cap Value Fund	0.60%

Harbor Mid Cap Value Fund	0.75%

Harbor Small Cap Value Fund	0.75%

Harbor International Fund	0.75% on the first $12 billion 0.65% on assets over $12 billion

Harbor International Growth Fund	0.75%

Harbor Global Value Fund	0.85%

Harbor Global Growth Fund	0.85%

Harbor Commodity Real Return Strategy Fund	0.81%

Harbor Unconstrained Bond Fund	0.85%

Harbor Convertible Securities Fund	0.65%

Harbor Emerging Markets Debt Fund	0.85%

Harbor High-Yield Bond Fund	0.60%

Harbor Bond Fund	0.48%

Harbor Real Return Fund	0.48%

Harbor Money Market Fund	0.20%

Harbor Target Retirement Income Fund	0.00%

Harbor Target Retirement 2010 Fund	0.00%

Harbor Target Retirement 2015 Fund	0.00%

Harbor Target Retirement 2020 Fund	0.00%

Harbor Target Retirement 2025 Fund	0.00%

Harbor Target Retirement 2030 Fund	0.00%

Harbor Target Retirement 2035 Fund	0.00%

Harbor Target Retirement 2040 Fund	0.00%

Harbor Target Retirement 2045 Fund	0.00%

Harbor Target Retirement 2050 Fund	0.00%

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EXHIBIT C

INVESTMENT ADVISORY FEES

Fund	For the Fiscal Year Ended October 31, 2012 (000s)				Most Recent Date of Shareholder Approval of Existing Advisory Agreement and Purpose of Submission to Shareholders
	Gross Advisory Fees Paid to Harbor Capital	Advisory Fees Waived by Harbor Capital	Net Advisory Fees Paid to Harbor Capital	Net Assets

Harbor Capital Appreciation Fund	xx	xx	xx	xx	June 7, 2001, Robeco acquisition of Harbor Capital

Harbor Mid Cap Growth Fund	xx	xx	xx	xx	June 7, 2001, Robeco acquisition of Harbor Capital

Harbor Small Cap Growth Fund	xx	xx	xx	xx	June 7, 2001, Robeco acquisition of Harbor Capital

Harbor Large Cap Value Fund	xx	xx	xx	xx	June 7, 2001, Robeco acquisition of Harbor Capital

Harbor Mid Cap Value Fund	xx	xx	xx	xx	March 1, 2002, initial approval

Harbor Small Cap Value Fund	xx	xx	xx	xx	December 14, 2001, initial approval

Harbor International Fund	xx	xx	xx	xx	March 1, 2006, amendment

Harbor International Growth Fund	xx	xx	xx	xx	June 7, 2001, Robeco acquisition of Harbor Capital

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Fund	For the Fiscal Year Ended October 31, 2012 (000s)				Most Recent Date of Shareholder Approval of Existing Advisory Agreement and Purpose of Submission to Shareholders
	Gross Advisory Fees Paid to Harbor Capital	Advisory Fees Waived by Harbor Capital	Net Advisory Fees Paid to Harbor Capital	Net Assets
Harbor Global Value Fund	xx	xx	xx	xx	August 1, 2006, initial approval

Harbor Global Growth Fund	xx	xx	xx	xx	March 1, 2009, initial approval

Harbor Unconstrained Bond Fund	xx	xx	xx	xx	April 1, 2010, initial approval

Harbor Commodity Real Return Strategy Fund	xx	xx	xx	xx	September 2, 2008, initial approval

Harbor Convertible Securities Fund	xx	xx	xx	xx	May 1, 2011, initial approval

Harbor Emerging Markets Debt Fund	xx	xx	xx	xx	May 1, 2011, initial approval

Harbor High-Yield Bond Fund	xx	xx	xx	xx	December 1, 2002, initial approval

Harbor Bond Fund	xx	xx	xx	xx	March 1, 2002, amendment

Harbor Real Return Fund	xx	xx	xx	xx	December 1, 2005, initial approval

Harbor Money Market Fund	xx	xx	xx	xx	June 7, 2001, Robeco acquisition of Harbor Capital

Harbor Target Retirement Income Fund	xx	xx	xx	xx	January 2, 2009, initial approval

Harbor Target Retirement 2010 Fund	xx	xx	xx	xx	January 2, 2009, initial approval

Harbor Target Retirement 2015 Fund	xx	xx	xx	xx	January 2, 2009, initial approval

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Fund	For the Fiscal Year Ended October 31, 2012 (000s)				Most Recent Date of Shareholder Approval of Existing Advisory Agreement and Purpose of Submission to Shareholders
	Gross Advisory Fees Paid to Harbor Capital	Advisory Fees Waived by Harbor Capital	Net Advisory Fees Paid to Harbor Capital	Net Assets
Harbor Target Retirement 2020 Fund	xx	xx	xx	xx	January 2, 2009, initial approval

Harbor Target Retirement 2025 Fund	xx	xx	xx	xx	January 2, 2009, initial approval

Harbor Target Retirement 2030 Fund	xx	xx	xx	xx	January 2, 2009, initial approval

Harbor Target Retirement 2035 Fund	xx	xx	xx	xx	January 2, 2009, initial approval

Harbor Target Retirement 2040 Fund	xx	xx	xx	xx	January 2, 2009, initial approval

Harbor Target Retirement 2045 Fund	xx	xx	xx	xx	January 2, 2009, initial approval

Harbor Target Retirement 2050 Fund	xx	xx	xx	xx	January 2, 2009, initial approval

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EXHIBIT D

ADDITIONAL INFORMATION ABOUT HARBOR CAPITAL AND ITS AFFILIATES

Ownership Structure

Harbor Capital is a wholly-owned, indirect subsidiary of Robeco. Shares of Harbor Capital are held by Robeco through two intermediary holding companies. The direct owner of 100% of Harbor Capital’s shares is Robeco US Holding Inc., located at 909 3rd Ave, New York, New York 10022. The direct owner of Robeco US Holding Inc. is Robeco International Holding B.V., located at Coolsingel 120 3011 AG Rotterdam, The Netherlands. Robeco owns 100% of the shares of Robeco International Holding B.V. Robeco is currently a wholly-owned subsidiary of Rabobank, located at Croeselaan 18 3521 CB Utrecht, The Netherlands.

This ownership structure between Harbor Capital and Robeco is not expected to change as a result of the Transaction. Following the Transaction, 90% plus one share of the shares of Robeco would be owned directly by ORIX and the remaining 10% minus one share of the shares would be owned by Rabobank. ORIX is located at Mita NN Building, 4-1-23 Shiba, Minato-ku, Tokyo 108-0014, Japan.

Other Investment Companies Advised by Harbor Capital

The Funds are the only investment companies advised by Harbor Capital.

Services Provided to Harbor Funds by Affiliates of Harbor Capital

It is anticipated that the affiliates of Harbor Capital that provide services to the Funds will provide the same services to the Funds following the Transaction as they currently provide to the Funds. These services, and the fees paid for such services, are described below.

Harbor Funds Distributors, Inc.

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Funds’ current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference. The 12b-1 plan fees attributable to each Fund’s respective class for the fiscal year ended October 31, 2012 are shown in the table below.

[TO BE INSERTED]

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Harbor Services Group, Inc.

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	Up to 0.06% of the average daily net assets of all Institutional Class shares (0.00% for Institutional Class shares of the Target Retirement Funds).
Administrative Class	Up to 0.06% of the average daily net assets of all Administrative Class shares (0.00% for Administrative Class shares of the Target Retirement Funds).
Investor Class	Up to 0.18% of the average daily net assets of all Investor Class shares (0.12% for Investor Class shares of the Target Retirement Funds).

Harbor Services Group, Inc. voluntarily waived a portion of its transfer agent fees during the fiscal year ended October 31, 2012. Fees incurred by the Funds for transfer agent services for the fiscal year ended October 31, 2012 are shown in the table below.

[TO BE INSERTED]

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EXHIBIT E

AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

(MARKED TO SHOW PROPOSED CHANGES)

Agreement and Declaration of Trust of

HARBOR FUNDS

a Delaware Statutory Trust

Principal Place of Business:

111 South Wacker Drive, 34th Floor

Chicago, IL 60606

This AGREEMENT AND DECLARATION OF TRUST was made on June 8, 1993, and amended and restated on October 1, ~~2006,~~2006 and [date], by the Trustees, to establish a statutory trust for the purpose of conducting, operating and carrying on the business of a management investment company for the investment and reinvestment of funds contributed to the Trust by investors. The Trustees declare that all money and property contributed to the Trust shall be held and managed in trust pursuant to this Agreement and Declaration of Trust. The name of the Trust created by this Agreement and Declaration of Trust is Harbor Funds.

ARTICLE I

DEFINITIONS

Unless otherwise provided or required by the context:

(a)	“By-laws” means the By-laws of the Trust adopted by the Trustees, as amended from time to time;

(b)	“Class” means ~~the~~a class of Shares of a Series established pursuant to Article IV;

(c)	“Commission,” “Interested Person” and “Principal Underwriter” have the meanings provided in the 1940 Act;

(d)	“Covered Person” means a person so defined in Article IX, Section 2;

(e)	“Declaration of Trust” shall mean this Agreement and Declaration of Trust, as amended or restated from time to time;

(f)        “Delaware Act” means Chapter 38 of Title 12 of the Delaware Code entitled “Delaware Statutory Trust Act” as amended from time to time;

(g)	“Majority Shareholder Vote” means “the vote of a majority of the outstanding voting securities” as defined in the 1940 Act;

43

(h)	“Net Asset Value” means the net asset value of each Series of the Trust, determined as provided in Article V, Section 3;

(i)

“Person” means and includes individuals, corporations, partnerships, trusts, associations, joint ventures, estates and other entities, and governments and agencies and political subdivisions, thereof, whether domestic or foreign;

(j)

“Outstanding Shares” means Shares shown in the books of the Trust or its transfer agent as then issued and outstanding, but does not include Shares which have been repurchased or redeemed by the Trust and which are held in the treasury of the Trust;

(k)	“Series” means a series of Shares established pursuant to Article IV;

(l)	“Shareholder” means a record owner of Outstanding Shares;

(m)

“Shares” means the equal proportionate transferable units of interest into which the beneficial interest of each Series or Class is divided from time to time (including whole Shares and fractions of Shares);

(n)	“Trust” means Harbor Funds established hereby, and reference to the Trust, when applicable to one or more Series, refers to that Series;

(o)

“Trustees” means the persons who have signed this Declaration of Trust, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with Article II, in all cases in their capacities as Trustees hereunder;

(p)	“Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the Trust or any Series or the Trustees on behalf of the Trust or any Series;

(q)	The “1940 Act” means the Investment Company Act of 1940, as amended from time to time.

ARTICLE II

THE TRUSTEES

Section 1.   Management of the Trust.   The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees may execute all instruments and take all action they deem necessary or desirable to promote the interests of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive.

Section 2.   Initial Trustees; Election and Number of Trustees.   The initial Trustees shall be the person initially signing this Declaration of Trust. The number of Trustees (other than the initial Trustee) shall be fixed from time to time by a majority of the Trustees; provided, that there shall be at least one (1) Trustee and no more than fifteen (15). The Shareholders shall elect the Trustees (other than the initial Trustees) on such dates as the Trustees may fix from time to time.

Section 3.   Percentage of Independent Trustees.   Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Trust or any investment adviser or principal underwriter of the Trust (each, an “Independent Trustee”) must represent at least the minimum percentage of Independent Trustees required under the 1940 Act. Independent Trustees have the power to hire employees and others who will help them

44

deal with matters beyond their expertise. If, for any reason, the Independent Trustees do not represent the minimum percentage of Independent Trustees required under the 1940 Act, the Independent Trustees shall identify and elect sufficient qualified Independent Trustees to bring the percentage of Independent Trustees to at least the minimum percentage required as soon as practicable.

Section 4.   Term of Office of Trustees.   Each Trustee shall hold office until the earlier of (i) the death of the Trustee, (ii) until his successor is elected or the Trust terminates, or (iii) December 31st of any year in which the Trustee turns 75 years of age; except that (a) any Trustee may resign by delivering to the other Trustees or to any Trust officer a written resignation effective upon such delivery or a later date specified therein; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least a majority of the then Trustees, specifying the effective date of removal; (c) any Trustee who requests to be retired, or who has become physically or mentally incapacitated or is otherwise unable to serve, may be retired by a written instrument signed by a majority of the other Trustees, specifying the effective date of retirement; and (d) any Trustee may be removed at any meeting of the Shareholders by a vote of at least two-thirds of the Outstanding Shares.

Section 5.   Vacancies; Appointment of Trustees.   Whenever a vacancy shall exist in the Board of Trustees, regardless of the reason for such vacancy, the remaining Trustees shall appoint any person as they determine in their sole discretion to fill that vacancy, consistent with the limitations under the 1940 Act. Such appointment shall be made by a written instrument signed by a majority of the Trustees or by a resolution of the Trustees, duly adopted and recorded in the records of the Trust, specifying the effective date of the appointment. The Trustees may appoint a new Trustee as provided above in anticipation of a vacancy expected to occur because of the retirement, resignation or removal of a Trustee, or an increase in number of Trustees, provided that such appointment shall become effective only at or after the expected vacancy occurs. As soon as any such Trustee has accepted his appointment in writing, the trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to Section 16(a) of the 1940 Act.

Section 6.   Temporary Vacancy or Absence.   Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is absent from his domicile (unless that Trustee has made arrangements to be informed about, and to participate in, the affairs of the Trust during such absence), or is physically or mentally incapacitated, the remaining Trustees shall have all the powers hereunder and their certificate as to such vacancy, absence, or incapacity shall be conclusive. Any Trustee may, by power of attorney, delegate his powers as Trustee for a period not exceeding six (6) months at any one time to any other Trustee or Trustees.

Section 7.   Chair.   The Trustees shall appoint one of their number to be Chair of the Board of Trustees. The Chair shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and/or accounting officer of the Trust.

Section 8.   Action by the Trustees.   The Trustees shall act by majority vote at a meeting duly called (including at a telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting of Trustees in person) at which a quorum is present or by written consent of a majority of Trustees (or such greater number as may be required by applicable law) without a meeting. A majority of the Trustees shall constitute a quorum at any meeting. Meetings of the Trustees may be called orally or in writing by the President or by any one of the Trustees. Notice of the time, date and place of all Trustees’ meetings shall be given to each Trustee as set forth in the By-Laws; provided, however, that no notice is required if the Trustees provide for regular or stated meetings. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who signs a waiver of notice either before or after the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any Trustee or Trustees or committee authority to approve particular matters or take particular actions on behalf of the Trust. Any written consent or waiver may be provided and delivered to the Trust by facsimile or other similar electronic mechanism.

Section 9.   Ownership of Trust Property.   The Trust Property of the Trust and of each Series shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the Trust Property and legal title thereto shall at all times be

45

considered as vested in the Trustees on behalf of the Trust, except that the Trustees may cause legal title to any Trust Property to be held by or in the name of the Trust, or in the name of any person as nominee. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or of any Series or any right of partition or possession thereof, but each Shareholder shall have, as provided in Article IV, a proportionate undivided beneficial interest in the Trust or Series represented by Shares. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

Section 10.   Effect of Trustees Not Serving.   The death, resignation, retirement, removal, incapacity or inability or refusal to serve of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

Section 11.   Trustees, etc. as Shareholders.   Subject to any restrictions in the By-laws, any Trustee, officer, agent or independent contractor of the Trust may acquire, own and dispose of Shares to the same extent as any other Shareholder; the Trustees may issue and sell Shares to and buy Shares from any such person or any firm or company in which such person is interested, subject only to any general limitations herein.

ARTICLE III

POWERS OF THE TRUSTEES

Section 1.   Powers.   The Trustees in all instances shall act as principals, free of the control of the Shareholders. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. The Trustees shall not in any way be bound or limited by current or future laws or customs applicable to trust investments, but shall have full power and authority to make any investments which they, in their sole discretion, deem proper to accomplish the purposes of the Trust. The Trustees may exercise all of their powers without recourse to any court or other authority. Subject to any applicable limitation herein or in the By- laws or resolutions of the Trust, the Trustees shall have power and authority, without limitation:

(a)

To invest and reinvest cash and other property, and to hold cash or other property uninvested, without in any event being bound or limited by any current or future law or custom concerning investments by trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the Trust Property; to invest in obligations, securities and financial instruments of any kind, and without regard to whether they may mature before the possible termination of the Trust; and without limitation to invest all or any part of its cash and other property in securities issued by a registered investment company or series thereof, subject to the provisions of the 1940 Act;

(b)	To operate as and carry on the business of a registered investment company, and exercise all the powers necessary and proper to conduct such a business;

(c)

To adopt By-laws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent such right is not reserved to the Shareholders;

(d)	To elect and remove such officers and appoint and terminate such agents as they deem appropriate;

(e)	To employ as custodian of any assets of the Trust, subject to any provisions herein or in the By-laws, one or more banks, trust companies or companies that are members of

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a national securities exchange, or other entities permitted by the Commission to serve as such;

(f)	To retain one or more transfer agents and shareholder servicing agents, or both;

(g)	To provide for the distribution of Shares either through a Principal Underwriter as provided herein or by the Trust itself, or both, or pursuant to a distribution plan of any kind;

(h)	To set record dates in the manner provided for herein or in the By- laws;

(i)	To delegate such authority as they consider desirable to any officers of the Trust and to any agent, independent contractor, manager, investment adviser, custodian or underwriter;

(j)	To sell or exchange any or all of the assets of the Trust, subject to Article X, Section 4;

(k)	To vote or give assent, or exercise any rights of ownership, with respect to other securities or property; and to execute and deliver powers of attorney delegating such power to other persons;

(l)	To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(m)

To hold any security or other property (i) in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form, or (ii) either in the Trust’s or Trustees’ own name or in the name of a custodian or a nominee or nominees, subject to safeguards according to the usual practice of statutory trusts or investment companies;

(n)

To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes, and with separate Shares representing beneficial interests in such Series, and to establish separate Classes, all in accordance with the provisions of Article IV;

(o)

To the full extent permitted by Section 3804 of the Delaware Act, to allocate assets, liabilities and expenses of the Trust to a particular Series and assets, liabilities and expenses to a particular Class or to apportion the same between or among two or more Series or Classes, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely out of the assets belonging to that Series or Class as provided for in Article IV, Section 4;

(p)

To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern whose securities are held by the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern; and to pay calls or subscriptions with respect to any security held in the Trust;

(q)	To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;

(r)	To make distributions of income, capital gains, returns of capital (if any) and redemption proceeds to Shareholders in the manner hereinafter provided for;

(s)	To borrow money;

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(t)

To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series;

(u)

To establish, from time to time, a minimum total investment for Shareholders, and to require the redemption of the Shares of any Shareholder whose investment is less than such minimum upon giving notice to such Shareholder;

(v)

To establish committees for such purposes, with such membership, and with such responsibilities as the Trustees may consider proper, including a committee consisting of fewer than all of the Trustees then in office, which may act for and bind the Trustees and the Trust with respect to the institution, prosecution, dismissal, settlement, review or investigation of any legal action, suit or proceeding, pending or threatened;

(w)

To issue, sell, repurchase, redeem, cancel, retire, acquire, hold, resell, reissue, dispose of and otherwise deal in Shares; to establish terms and conditions regarding the issuance, sale, repurchase, redemption, cancellation, retirement, acquisition, holding, resale, reissuance, disposition of or dealing in Shares; and, subject to Articles IV and V, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust or of the particular Series with respect to which such Shares are issued;

(x)

To invest part or all of the Trust Property (or part or all of the assets of any Series), or to dispose of part or all of the Trust Property (or part or all of the assets of any Series) and invest the proceeds of such disposition, in securities issued by one or more other investment companies registered under the 1940 Act all without any requirement of approval by Shareholders. Any such other investment company may (but need not) be a trust (formed under the laws of the State of New York or of any other state) which is classified as a partnership for federal income tax purposes; and

(y)

To carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary or desirable to accomplish any purpose or to further any of the foregoing powers, and to take every other action incidental to the foregoing business or purposes, objects or powers.

The clauses above shall be construed as objects and powers, and the enumeration of specific powers shall not limit in any way the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series, and not an action in an individual capacity. No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order. In construing this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees.

Section 2.  Certain Transactions.  Except as prohibited by applicable law, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, administrator, distributor or transfer agent for the Trust or with any Interested Person of such person. The Trust may employ any such person or entity in which such person is an Interested Person, as broker, legal counsel, registrar, investment adviser, administrator, distributor, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

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ARTICLE IV

SERIES; CLASSES; SHARES

Section 1.  Establishment of Series or Class.  The Trust shall consist of one or more Series. The Trustees hereby establish the Series listed in Schedule A attached hereto and made a part hereof. Each additional Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. In such case each Class of a Series shall represent interests in the assets of that Series and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that expenses allocated to a Class may be borne solely by such Class as determined by the Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. The Trust shall maintain separate and distinct records for each Series and hold and account for the assets thereof separately from the other assets of the Trust or of any other Series. A Series may issue any number of Shares and need not issue Shares. Each Share of a Series shall represent an equal beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of all distributions made with respect to such Series. Upon redemption of his Shares, such Shareholder shall be paid solely out of the funds and property of such Series. The Trustees may adopt and change the name of any Series or Class.

Section 2.  Shares.  The beneficial interest in the Trust shall be divided into transferable Shares of one or more separate and distinct Series or Classes established by the Trustees. The number of Shares of each Series and Class is unlimited and each Share shall have a par value of $0.01 per Share or such other amount as the Trustees may establish. All Shares issued hereunder shall be fully paid and nonassessable. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust. The Trustees shall have full power and authority, in their sole discretion and without obtaining Shareholder approval, to issue original or additional Shares at such times and on such terms and conditions as they deem appropriate; to issue fractional Shares and Shares held in the treasury; to establish and to change in any manner Shares of any Series or Classes with such preferences, terms of conversion, voting powers, rights and privileges as the Trustees may determine (but the Trustees may not change Outstanding Shares in a manner materially adverse to the Shareholders of such Shares); to divide or combine the Shares of any Series or Classes into a greater or lesser number; to classify or reclassify any unissued Shares of any Series or Classes into one or more Series or Classes of Shares; to abolish any one or more Series or Classes of Shares; to issue Shares to acquire other assets (including assets subject to, and in connection with, the assumption of liabilities) and businesses; and to take such other action with respect to the Shares as the Trustees may deem desirable. Shares held in the treasury shall not confer any voting rights on the Trustees and shall not be entitled to any dividends or other distributions declared with respect to the Shares.

Section 3.  Investment in the Trust.  The Trustees shall accept investments in any Series from such persons and on such terms as they may from time to time authorize. At the Trustees’ discretion, such investments, subject to applicable law, may be in the form of cash or securities in which that Series is authorized to invest, valued as provided in Article V, Section 3. Investments in a Series shall be credited to each Shareholder’s account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received or accepted as may be determined by the Trustees; provided, however, that the Trustees may, in their sole discretion, (a) impose a sales charge upon investments in any Series or Class, (b) issue fractional Shares or (c) determine the Net Asset Value per Share of the initial capital contribution. The Trustees shall have the right to refuse to accept investments in any Series at any time without any cause or reason therefor whatsoever.

Section 4.  Assets and Liabilities of Series.  All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof (including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be), shall be held and accounted for separately from the assets of every other Series and are referred to as “assets belonging to” that Series. The assets belonging to a Series shall belong only to that Series for all purposes, and to no other Series, subject only to the rights of creditors of that Series. Any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to

49

any particular Series shall be allocated by the Trustees between and among one or more Series as the Trustees deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes, and such assets, earnings, income, profits or funds, or payments and proceeds thereof shall be referred to as assets belonging to that Series. The assets belonging to a Series shall be so recorded upon the books of the Trust, and shall be held by the Trustees in trust for the benefit of the Shareholders of that Series. The assets belonging to a Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series, except that liabilities and expenses allocated solely to a particular Class shall be borne by that Class. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes.

Without limiting the foregoing, but subject to the right of the Trustees to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of any other Series. Notice of this contractual limitation on liabilities among Series may, in the Trustees’ discretion, be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Act, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Delaware Act relating to limitations on liabilities among Series (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Series. Any person extending credit to, contracting with or having any claim against any Series may look only to the assets of that Series to satisfy or enforce any debt, with respect to that Series. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

Section 5.  Ownership and Transfer of Shares.  The Trust or a transfer or similar agent for the Trust shall maintain a register containing the names and addresses of the Shareholders of each Series and Class thereof, the number of Shares of each Series and Class held by such Shareholders, and a record of all Share transfers. The register shall be conclusive as to the identity of Shareholders of record and the number of Shares held by them from time to time. The Trustees may authorize the issuance of certificates representing Shares and adopt rules governing their use. The Trustees may make rules governing the transfer of Shares, whether or not represented by certificates.

Section 6.  Status of Shares; Limitation of Shareholder Liability.  Shares shall be deemed to be personal property giving Shareholders only the rights provided in this Declaration of Trust. Every Shareholder, by virtue of having acquired a Share, shall be held expressly to have assented to and agreed to be bound by the terms of this Declaration of Trust and to have become a party hereto. No Shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series. Neither the Trust nor the Trustees shall have any power to bind any Shareholder personally or to demand payment from any Shareholder for anything, other than as agreed by the Shareholder. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware. Every written obligation of the Trust or any Series shall contain a statement to the effect that such obligation may only be enforced against the assets of the appropriate Series or all Series; however, the omission of such statement shall not operate to bind or create personal liability for any Shareholder or Trustee.

ARTICLE V

DISTRIBUTIONS AND REDEMPTIONS

Section 1.  Distributions.  The Trustees or a committee of one or more Trustees and one or more officers may declare and pay dividends and other distributions, including dividends on Shares of a particular Series and other distributions from the assets belonging to that Series. The amount and payment of dividends or distributions

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and their form, whether they are in cash, Shares or other Trust Property, shall be determined by the Trustees. Dividends and other distributions may be paid pursuant to a standing resolution adopted once or more often as the Trustees determine. All dividends and other distributions on Shares of a particular Series shall be distributed pro rata to the Shareholders of that Series in proportion to the number of Shares of that Series they held on the record date established for such payment, except that such dividends and distributions shall appropriately reflect expenses allocated to a particular Class of such Series. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or similar plans as the Trustees deem appropriate.

Section 2.  Redemptions.  Each Shareholder of a Series shall have the right at such times as may be permitted by the Trustees to require the Series to redeem all or any part of his Shares at a redemption price per Share equal to the Net Asset Value per Share at such time as the Trustees shall have prescribed by resolution. In the absence of such resolution, the redemption price per Share shall be the Net Asset Value next determined after receipt by the Series of a request for redemption in proper form less such charges as are determined by the Trustees and described in the Trust’s Registration Statement for that Series under the Securities Act of 1933. The Trustees may specify conditions, prices, and places of redemption, may specify binding requirements for the proper form or forms of requests for redemption and may specify the amount of any deferred sales charge to be withheld from redemption proceeds. Payment of the redemption price may be wholly or partly in securities or other assets at the value of such securities or assets used in such determination of Net Asset Value, or may be in cash. Upon redemption, Shares may be reissued from time to time. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including, but not limited to, the failure of a Shareholder to supply a taxpayer identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of Shares issued to him. To the extent permitted by law, the Trustees may retain the proceeds of any redemption of Shares required by them for payment of amounts due and owing by a Shareholder to the Trust or any Series or Class or any governmental authority. Notwithstanding the foregoing, the Trustees may postpone payment of the redemption price and may suspend the right of the Shareholders to require any Series or Class to redeem Shares during any period of time when and to the extent permissible under the 1940 Act.

Section 3.  Determination of Net Asset Value.  The Trustees shall cause the Net Asset Value of Shares of each Series or Class to be determined from time to time in a manner consistent with applicable laws and regulations. The Trustees may delegate the power and duty to determine Net Asset Value per Share to one or more Trustees or officers of the Trust or to a custodian, depository or other agent appointed for such purpose. The Net Asset Value of Shares shall be determined separately for each Series or Class at such times as may be prescribed by the Trustees or, in the absence of action by the Trustees, as of the close of regular trading on the New York Stock Exchange on each day for all or part of which such Exchange is open for unrestricted trading.

Section 4.  Suspension of Right of Redemption.  If, as referred to in Section 2 of this Article, the Trustees postpone payment of the redemption price and suspend the right of Shareholders to redeem their Shares, such suspension shall take effect at the time the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension. Thereafter Shareholders shall have no right of redemption or payment until the Trustees declare the end of the suspension. If the right of redemption is suspended, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share next determined after the suspension terminates.

ARTICLE VI

SHAREHOLDERS’ VOTING POWERS AND MEETINGS

Section 1.  Voting Powers.  The Shareholders shall have power to vote only with respect to (a) the election of Trustees as provided in Article II, Section 2 ~~of this Article~~; (b) the removal of Trustees as provided in Article II, Section 4(d); (c) any investment advisory or management contract to the extent and as provided in Article VII, Section 1; (d) ~~any termination of the Trust as provided in Article X, Section 4; (e)~~ the amendment of this Declaration of Trust to the extent and as provided in Article X, Section 8; and (~~f~~e) such additional matters relating to the Trust as may be required or authorized by law, this Declaration of Trust, or the By-laws or any registration of the Trust with the Commission or any State, or as the Trustees may consider desirable.

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On any matter submitted to a vote of the Shareholders, all Shares ~~shall be voted by individual~~of all Series or ~~Class, except (a) when required by the 1940 Act, Shares~~Classes shall be voted together in the aggregate and not by individual Series or ~~Class, and~~Classes, except (a) when required by the 1940 Act to be voted by individual Series or Classes, or (b) when the Trustees have determined that the matter affects only the interests of ~~more than one Series or Class, then the~~ Shareholders of ~~all such Series or Classes shall be entitled to vote thereon. Each~~one or more Series or Classes, or as deemed appropriate in their discretion. As determined by the Trustees without the vote or consent of Shareholders, on any matter submitted to a vote of Shareholders either (i) each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote~~, and each fractional share~~ and each fractional Share shall be entitled to a proportionate fractional vote or (ii) each dollar of net asset value (number of Shares owned times net asset value per Share of such Series or Class, as applicable) shall be entitled to one vote on any matter on which such Shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-laws. The By-laws may provide that proxies may be given by any electronic or telecommunications device or in any other manner, but if a proposal by anyone other than the officers or Trustees is submitted to a vote of the Shareholders of any Series or Class, or if there is a proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees, Shares may be voted only in person or by written proxy. Until Shares of a Series are issued, as to that Series the Trustees may exercise all rights of Shareholders and may take any action required or permitted to be taken by Shareholders by law, this Declaration of Trust or the By-laws.

Section 2.  Meetings of Shareholders.  Special meetings of the Shareholders of the Trust or any Series or Class may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least ten percent of the Outstanding Shares of the Trust or any Series or Class entitled to vote.

Section 3.  Quorum; Required Vote.  One-third of the Outstanding Shares of each Series or Class, or one-third of the Outstanding Shares of the Trust, entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders’ meeting with respect to such Series or Class, or with respect to the entire Trust, respectively. Any lesser number shall be sufficient for adjournments. Any adjourned session of a Shareholders’ meeting may be held within a reasonable time without further notice. Except when a larger vote is required by law, this Declaration of Trust or the By-laws, a majority of the Shares voting at a Shareholders’ meeting in person or by proxy shall decide any matters to be voted upon with respect to the entire Trust and a plurality of such Shares shall elect a Trustee; provided, that if this Declaration of Trust or applicable law permits or requires that Shares be voted on any matter by individual Series or Classes, then a majority of the Shares of that Series or Class (or, if required by law, a Majority Shareholder Vote of that Series or Class) voting at a Shareholders’ meeting in person or by proxy on the matter shall decide that matter insofar as that Series or Class is concerned. Shareholders may act as to the Trust or any Series or Class by the written consent of a majority (or such other amount as may be required by applicable law) of the Outstanding Shares of the Trust or of such Series or Class, as the case may be.

ARTICLE VII

CONTRACTS WITH SERVICE PROVIDERS

Section 1.  Investment Adviser.  Subject to a Majority Shareholder Vote (only to the extent shareholder approval is required by the 1940 Act, giving effect to any related exemptive rules, orders or interpretive positions of the Securities and Exchange Commission or its staff), the Trustees may enter into one or more investment advisory contracts on behalf of the Trust or any Series, providing for investment advisory services, statistical and research facilities and services, and other facilities and services to be furnished to the Trust or Series on terms and conditions acceptable to the Trustees. Any such contract may provide for the investment adviser to effect purchases, sales or exchanges of portfolio securities or other Trust Property on behalf of the Trustees or may authorize any officer or agent of the Trust to effect such purchases, sales or exchanges pursuant to recommendations of the investment adviser. The Trustees may authorize the investment adviser to employ one or more sub-advisers.

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Section 2.  Principal Underwriter.  The Trustees may enter into contracts on behalf of the Trust or any Series or Class, providing for the distribution and sale of Shares by the other party, either directly or as sales agent, on terms and conditions acceptable to the Trustees. The Trustees may adopt a plan or plans of distribution with respect to Shares of any Series or Class and enter into any related agreements, whereby the Series or Class finances directly or indirectly any activity that is primarily intended to result in sales of its Shares, subject to the requirements of Section 12 of the 1940 Act, ~~Rule 12b-1~~the rules thereunder, and other applicable rules and regulations.

Section 3.  Transfer Agency, Shareholder Services, and Administration and Service Agreements.  The Trustees, on behalf of the Trust or any Series or Class, may enter into transfer agency agreements, Shareholder service agreements, and administration and service agreements with any party or parties on terms and conditions acceptable to the Trustees.

Section 4.  Custodian.  The Trustees shall at all times place and maintain the securities and similar investments of the Trust and of each Series in custody meeting the requirements of Section 17(f) of the 1940 Act and the rules thereunder. The Trustees, on behalf of the Trust or any Series, may enter into an agreement with a custodian on terms and conditions acceptable to the Trustees, providing for the custodian, among other things, to (a) hold the securities owned by the Trust or any Series and deliver the same upon written order or oral order confirmed in writing, (b) to receive and issue receipts for any moneys due to the Trust or any Series and deposit the same in its own banking department or elsewhere, (c) to disburse such funds upon orders or vouchers, and (d) to employ one or more sub-custodians.

Section 5.  Parties to Contracts with Service Providers.  The Trustees may enter into any contract referred to in this Article with any entity, although one more of the Trustees or officers of the Trust may be an officer, director, trustee, partner, shareholder, or member of such entity, and no such contract shall be invalidated or rendered void or voidable because of such relationship. No person having such a relationship shall be disqualified from voting on or executing a contract in his capacity as Trustee and/or Shareholder, or be liable merely by reason of such relationship for any loss or expense to the Trust with respect to such a contract or accountable for any profit realized directly or indirectly therefrom; provided, that the contract was reasonable and fair and not inconsistent with this Declaration of Trust or the By-laws.

~~Any contract referred to in Sections 1 and 2 of this Article shall be consistent with and subject to the applicable requirements of Section 15 of the 1940 Act and the rules and orders thereunder with respect to its continuance in effect, its termination, and the method of authorization and approval of such contract or renewal. No amendment to a contract referred to in Section 1 of this Article shall be effective unless assented to in a manner consistent with the requirements of Section 15 of the 1940 Act, and the rules and orders thereunder.~~

ARTICLE VIII

EXPENSES OF THE TRUST AND SERIES

Subject to Article IV, Section 4, the Trust or a particular Series shall pay, or shall reimburse the Trustees from the assets belonging to all Series or the particular Series, for their expenses (or the expenses of a Class of such Series) and disbursements, including, but not limited to, interest charges, taxes, brokerage fees and commissions; expenses of issue, repurchase and redemption of Shares; certain insurance premiums; applicable fees, interest charges and expenses of third parties, including the Trust’s investment advisers, managers, administrators, distributors, custodians, transfer agents and fund accountants; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and its Series and maintaining its existence; costs of preparing and printing the prospectuses of the Trust and each Series, statements of additional information and Shareholder reports and delivering them to Shareholders; expenses of meetings of Shareholders and proxy solicitations therefore; costs of maintaining books and

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accounts; costs of reproduction, stationery and supplies; fees and expenses of the Trustees; compensation of the Trust’s officers and employees and costs of other personnel performing services for the Trust or any Series; costs of Trustee meetings; Commission registration fees and related expenses; state or foreign securities laws registration fees and related expenses; and for such non-recurring items as may arise, including litigation to which the Trust or a Series (or a Trustee or officer of the Trust acting as such) is a party, and for all losses and liabilities by them incurred in administering the Trust. The Trustees shall have a lien on the assets belonging to the appropriate Series, or in the case of an expense allocable to more than one Series, on the assets of each such Series, prior to any rights or interests of the Shareholders thereto, for the reimbursement to them of such expenses, disbursements, losses and liabilities.

ARTICLE IX

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 1.  Limitation of Liability.  All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of all Series or such particular Series for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable ~~therefore~~therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser or independent contractor of the Trust, but nothing contained in this Declaration of Trust or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 2.  Indemnification.  (a) Subject to the exceptions and limitations contained in subsection (b) below:

(i)

every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof;

(ii)

as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Person:

(i)

who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties

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involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)

in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)

To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section may be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e)

Any repeal or modification of this Article IX by the Shareholders of the Trust, or adoption or modification of any other provision of the Declaration of Trust or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Section 3.  Indemnification of Shareholders.  If any Shareholder or former Shareholder of any Series shall be held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

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ARTICLE X

MISCELLANEOUS

Section 1.   Trust Not a Partnership.   This Declaration of Trust creates a trust and not a partnership. No Trustee shall have any power to bind personally either the Trust’s officers or any Shareholder.

Section 2.   Trustee Action; Expert Advice; No Bond or Surety.   The exercise by the Trustees of their powers and discretion hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. Subject to the provisions of Article IX, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Article IX, shall not be liable for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

Section 3.   Record Dates.   The Trustees may fix in advance a date up to ninety (90) days before the date of any Shareholders’ meeting, or the date for the payment of any dividends or other distributions, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of such dividend or other distribution, or to receive any such allotment of rights, or to exercise such rights in respect of any such change, conversion or exchange of Shares.

Section 4.   ~~Termination of the Trust.   (a) This Trust shall have perpetual existence. Subject to a Majority Shareholder Vote of the Trust or of each Series to be affected, the Trustees may:~~

~~(i)~~

~~sell and convey all or substantially all of the assets of all Series or any affected Series to another Series or to another entity which is an open-end investment company as defined in the 1940 Act, or is a series thereof, for adequate consideration, which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of or interests in such Series, entity, or series thereof; or~~

~~(ii)~~	~~at any time sell and convert into money all or substantially all of the assets of all Series or any affected Series.~~

~~Upon making reasonable provision for the payment of all known liabilities of all Series or any affected Series in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the Shareholders of all Series or any affected Series; however, the payment to any particular Class of such Series may be reduced by any fees, expenses or charges allocated to that Class.~~

Termination of the Trust, Series or Class. (a) Unless terminated as provided herein, this Trust shall have perpetual existence.

(b)

The ~~Trustees may take any of the actions specified in subsection (a) (i) and (ii) above without obtaining a Majority Shareholder Vote of the Trust or any Series if~~Trust or any Series or Class thereof may be terminated (i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or (ii) without the vote or consent of Shareholders by a majority of the Trustees ~~determines that the continuation of the Trust or Series is not in the best interests of the Trust, such Series, or their respective Shareholders as a result of factors or events adversely affecting the ability of the Trust or such Series to conduct its business and operations in an economically viable manner. Such factors and events may include the inability of the Trust or a Series to maintain its assets at an appropriate size, changes in laws or regulations governing the Trust or the Series or affecting assets of the type in which the Trust or Series invests, or economic developments or trends having a significant adverse impact on the business or operations of the Trust or such Series.~~either at a meeting or by written consent. The Trustees shall provide written notice to the affected Shareholders of a

56

termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class, (i) the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs; (ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust Property or Trust Property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; and (iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights.

(c)

Upon completion of the distribution of the remaining proceeds or assets pursuant to subsection (~~a~~b), the Trust or affected Series or Class thereof shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties hereunder with respect thereto and the right, title and interest of all parties therein shall be canceled and discharged. Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust’s certificate of trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee.

Section 5.   ~~Reorganization. Notwithstanding anything else herein, to change the Trust’s form or place of organization the Trustees may, without Shareholder approval, (a) cause the Trust~~Merger; Consolidation; and Sale of Assets.   The Trust or any Series or Class thereof may merge or consolidate with ~~or into one or more entities, if the surviving or resulting entity is the Trust or another open-end management investment company under the 1940 Act, or a series thereof, that will succeed to or assume the Trust’s registration under the 1940 Act, or (b) cause the Trust to incorporate under the laws of Delaware. Any agreement of merger or consolidation or certificate of merger may be signed by a majority of Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.~~any other corporation, association, trust, or other organization or may sell, lease, or exchange all or a portion of the Trust Property or Trust Property allocated or belonging to such Series or Class, including its good will, upon such terms and conditions and for such consideration when and as authorized by the Trustees without the vote or consent of Shareholders. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 5 may effect any amendment to the Declaration of Trust or effect the adoption of a new trust instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.

Section 6.   Declaration of Trust.   The original or a copy of this Declaration of Trust and of each amendment hereto or Declaration of Trust supplemental shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by a Trustee or an officer of the Trust as to the authenticity of the Declaration of Trust or any such amendments or supplements and as to any matters in connection with the Trust. The masculine gender herein shall include the feminine and neuter genders. Headings herein are for convenience only and shall not affect the construction of this Declaration of Trust. This Declaration of Trust may be executed in any number of counterparts, each of which shall be deemed an original.

Section 7.   Applicable Law.   This Declaration of Trust and the Trust created hereunder are governed by and construed and administered according to the Delaware Act and the applicable laws of the State of Delaware; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration of Trust (a)

57

the provisions of Section 3540 of Title 12 of the Delaware Code, or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts which relate to or regulate (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards of responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration of Trust. The Trust shall be of the type commonly called a Delaware business trust, and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

Section 8.   Amendments.   The Trustees may, without any Shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated trust instrument; provided, that Shareholders shall have the right to vote on any amendment (a) which would affect the voting rights of Shareholders granted in Article VI, Section l, (b) to this Section 8, (c) required to be approved by Shareholders by law or by the Trust’s registration statement(s) filed with the Commission, and (d) submitted to them by the Trustees in their discretion. Any amendment submitted to Shareholders which the Trustees determine would affect the Shareholders of any Series shall be authorized by vote of the Shareholders of such Series and no vote shall be required of Shareholders of a Series not affected. Notwithstanding anything else herein, any amendment to Article IX which would have the effect of reducing the indemnification and other rights provided thereby to Trustees, officers, employees, and agents of the Trust or to Shareholders or former Shareholders, and any repeal or amendment of this sentence shall each require the affirmative vote of the holders of two-thirds of the Outstanding Shares of the Trust entitled to vote thereon.

Section 9.   Fiscal Year.   The fiscal year of the Trust shall end on a specified date as set forth in the By-Laws. The Trustees may change the fiscal year of the Trust without Shareholder approval.

Section 10.   Severability.   The provisions of this Declaration of Trust are severable. If the Trustees determine, with the advice of counsel, that any provision hereof conflicts with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination. If any provision hereof shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision only in such jurisdiction and shall not affect any other provision of this Declaration of Trust.

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APPENDIX A

As of the date of this amended and restated Declaration of Trust, the Trustees have established the following Series of the Trust:

Harbor Capital Appreciation Fund
Harbor Mid Cap Growth Fund
Harbor Small Cap Growth Fund
Harbor Large Cap Value Fund
Harbor Mid Cap Value Fund
Harbor Small Cap Value Fund

Harbor International Fund
Harbor International Growth Fund
Harbor Global Value Fund
Harbor Global Growth Fund

Harbor Commodity Real Return Strategy Fund
Harbor Unconstrained Bond Fund

Harbor Convertible Securities Fund
Harbor Emerging Markets Debt Fund
Harbor High-Yield Bond Fund
Harbor Bond Fund
Harbor Real Return Fund
Harbor Money Market Fund

Harbor Target Retirement Income Fund
Harbor Target Retirement 2010 Fund
Harbor Target Retirement 2015 Fund
Harbor Target Retirement 2020 Fund
Harbor Target Retirement 2025 Fund
Harbor Target Retirement 2030 Fund
Harbor Target Retirement 2035 Fund
Harbor Target Retirement 2040 Fund
Harbor Target Retirement 2045 Fund
Harbor Target Retirement 2050 Fund

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EXHIBIT F

5% OR GREATER OWNERSHIP OF A SHARE CLASS

The following table identifies those investors known to Harbor Funds to own beneficially or of record 5% or more of the voting securities of a class of a Fund’s shares as of [March 31], 2013.

[TO BE INSERTED]

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EXHIBIT G

APPROVAL OF EXISTING INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Factors Considered by the Trustees in Approving the Existing Investment Advisory Agreements and Subadvisory Agreements of the Funds

The Investment Company Act of 1940 requires that the investment advisory and subadvisory agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Funds, Harbor Capital Advisors, Inc. (“Harbor Capital”) or any subadviser (“Independent Trustees”) voting separately.

At an in-person meeting of the Board of Trustees held on February 10-12, 2013 (the “Meeting”), the Trustees considered and approved the continuation of each Fund’s investment advisory agreement with Harbor Capital. The Trustees also considered and approved the continuation of the subadvisory agreement for each Fund, except: (i) Harbor Target Retirement Income Fund, Harbor Target Retirement 2010 Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, and Harbor Target Retirement 2050 Fund (collectively, the “Target Retirement Funds”), which have no subadviser, and (ii) Harbor Large Cap Value Fund and Harbor Global Value Fund, for which subadvisory agreements were approved for initial two-year terms in May 2012 (each subadviser for which an agreement was approved, a “Subadviser”).

In evaluating each investment advisory agreement and each subadvisory agreement, the Trustees reviewed materials furnished by Harbor Capital and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of Harbor Capital and the Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant investment advisory agreements and subadvisory agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by Harbor Capital and each Subadviser. The Trustees also discussed with representatives of Harbor Capital, at the Meeting and at prior meetings, Harbor Funds’ operations and, with respect to the Funds other than the Target Retirement Funds, Harbor Capital’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a Subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a Subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each investment advisory agreement and subadvisory agreement were fair and reasonable and approved the continuation for a one-year period of each such investment advisory agreement and subadvisory agreement as being in the best interests of the respective Fund and its shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor Capital or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of each Fund’s investment advisory agreement and, where applicable, subadvisory agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Trustees did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

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Among the factors considered by the Trustees in approving the investment advisory agreements were the following:

•	the nature, extent, and quality of the services provided by Harbor Capital, including the background, education, expertise and experience of the investment professionals of Harbor Capital;

•	the favorable history, reputation, qualifications and background of Harbor Capital, as well as the qualifications of its personnel;

•

the profitability of Harbor Capital with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;

•

with respect to the Funds other than the Target Retirement Funds, the fees charged by Harbor Capital for investment advisory services, including in each case specifically the portion of the fee to be retained by Harbor Capital, after payment of the subadvisory fee, for the subadviser oversight, administration and “manager of managers” services Harbor Capital provides;

•

the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors (the Target Retirement Funds do not pay an advisory fee);

•

with respect to the Target Retirement Funds, while no fees are charged by Harbor Capital for investment advisory services, the fact that Harbor Capital benefits from assets invested in the Target Retirement Funds in the form of advisory fees from the Funds in which the Target Retirement Funds are invested;

•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;

•	the investment performance of each Fund in comparison to peer groups and certain relevant securities indices and Harbor Capital’s efforts to address circumstances of underperformance where applicable;

•	the investment performance of each Fund in comparison to peer funds and the impact of the Funds’ glidepaths on relative performance;

•

the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other benefits that inure to Harbor Capital and its affiliates as a result of their relationship with the Funds;

•

information received at regular meetings throughout the year related to Fund performance and services rendered by Harbor Capital, as well as each of the subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser; and

•

information contained in materials provided by Harbor Capital and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund (and, in certain cases, total expense ratios of certain other classes) relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

Among the factors considered by the Trustees in approving the subadvisory agreements were the following:

•

the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser who provide investment management services to the Funds;

62

•	the favorable history, reputation, qualifications and background of each Subadviser, as well as the qualifications of their respective personnel;

•	the fees charged by each Subadviser for subadvisory services, which fees are paid by Harbor Capital, not by the Funds; and

•

information contained in materials provided by Harbor Capital and compiled by Lipper comparing the investment performance returns of each Subadviser with those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

Nature, Scope and Extent of Services

The Trustees considered the nature, scope and extent of the services provided by Harbor Capital and, in the case of the Funds other than the Target Retirement Funds, also separately considered the nature, scope and extent of the services provided by each Subadviser. In their deliberations as to the approval of each Fund’s investment advisory agreement and, where applicable, subadvisory agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted Harbor Capital with the responsibility, subject to the approval of the Trustees, for managing the Fund, or, in the case of the Funds other than the Target Retirement Funds, for selecting such Fund’s subadviser, overseeing and monitoring that subadviser’s performance and replacing the subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of Harbor Capital and each subadviser, as well as the qualifications of their respective personnel.

Harbor Capital’s Services.   The Trustees evaluated the nature, scope and extent of Harbor Capital’s services in light of the Trustees’ extensive experience with Harbor Capital, as well as materials provided by Harbor Capital as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by Harbor Capital to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that Harbor Capital had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage most such funds. The Trustees determined that Harbor Capital had the expertise and resources to identify, select, oversee and monitor each subadviser and to operate effectively as the “manager of managers” for the Funds other than the Target Retirement Funds.

The Subadvisers’ Services.   The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each applicable Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.

The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from several of the Funds. The Trustees had received presentations by investment professionals from the other Funds at meetings of the Trustees held in 2012. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.

Investment Performance, Advisory Fees and Expense Ratios

Funds Other Than the Target Retirement Funds

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In considering each Fund’s (other than the Target Retirement Funds) performance, advisory fees and expense ratio, the Trustees requested and received from Harbor Capital data compiled by Lipper and Morningstar Inc. (“Morningstar”). The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance, each Fund’s advisory fees, and the expenses of the Institutional Class of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. With the assistance of their legal counsel, the Independent Trustees also identified and reviewed certain Administrative Class and Investor Class comparative fee and expense information they considered relevant to their deliberations. Unless otherwise noted, all performance and expense information referred to below is for the Institutional Class of the applicable Fund.

Harbor Capital Appreciation Fund. The Trustees discussed the Harbor Capital Appreciation Fund (inception date December 29, 1987) and its Institutional Class performance in relation to its Lipper universe and group for the one-, two-, three-, four-, and five-year periods ended December 31, 2012, noting that Harbor Capital Appreciation Fund had performed at the universe median according to Lipper data for the one-year period ended December 31, 2012, underperformed the universe median for the three-year period ended December 31, 2012, outperformed the universe median for the two-, four- and five-year periods ended December 31, 2012 and outperformed the group medians for the one-, two- and five-year periods ended December 31, 2012. The Fund’s performance for the four-year period ended December 31, 2012 equaled the group median, while the Fund underperformed the group median for the three-year period ended December 31, 2012. The Fund’s one-, three- and five-year rolling returns as of December 31, 2012 ranked in the third, third and first quartiles, respectively, according to Morningstar. The Trustees also considered that the Fund had outperformed its benchmark, the Russell 1000 Growth Index, for the one-, ten-, fifteen- and twenty-year periods ended December 31, 2012, but had underperformed its benchmark for the three- and five-year periods ended December 31, 2012.

The Trustees discussed the expertise of Jennison Associates LLC (“Jennison”) in managing assets generally and specifically with respect to the Fund’s asset class, noting that Jennison managed approximately $46.27 billion in assets in this asset class, out of a firm-wide total of approximately $156.3 billion in assets under management. The Trustees also noted the significant experience of the portfolio manager in this asset class with Jennison, noting that he was a founding member of Jennison.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $16.725 billion, showed that the Fund’s contractual management fee was somewhat above the group median for the Institutional Class. The actual total expense ratio for the Institutional Class of the Fund, however, was below both the group and universe medians. The Trustees also considered the extent to which Harbor Capital was waiving its fees and that the waiver/reimbursement is a contractual expense limitation that Harbor Capital proposed to continue until February 28, 2014.

Harbor Mid Cap Growth Fund. The Trustees discussed the Harbor Mid Cap Growth Fund (inception date November 1, 2000), noting that, according to the Lipper report, it had outperformed its Lipper group medians for the one- and two-year periods ended December 31, 2012, performed at its group median for the three-year period ended December 31, 2012, and underperformed its group medians for the four- and five-year periods ended December 31, 2012. The Trustees further noted that, according to the Lipper report, it had outperformed its Lipper universe medians for the one- and two-year periods ended December 31, 2012 and underperformed its universe medians for the three-, four- and five-year periods ended December 31, 2012. The Trustees considered the fact that, in comparison to its universe of other mid cap growth funds, as identified by Morningstar, the Fund’s three- and five-year rolling returns ranked in the third quartile as of December 31, 2012 while the Fund’s one-year rolling return ranked in the first quartile as of the same date. The Trustees also considered that the Fund had underperformed its benchmark, the Russell Midcap® Growth Index, for the three- and five-year periods ended December 31, 2012 but had outperformed its benchmark index for the one- and ten-year periods ended December 31, 2012. The Trustees discussed how the performance of this manager in this strategy moves in cycles which can result in periods of underperformance.

The Trustees discussed the expertise of Wellington Management Company, LLP (“Wellington”) in managing assets generally and in the mid cap growth asset class specifically, noting that Wellington managed

64

approximately $3 billion in assets in this asset class, out of a firm-wide total of approximately $758 billion in assets under management. The Trustees noted the significant experience of the portfolio managers.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $650 million, showed that the Fund’s contractual management fee was somewhat above the group median for the Institutional Class. The Lipper data also showed that the actual total expense ratio for the Fund’s Institutional Class, however, was at the group median and below the universe median.

Harbor Small Cap Growth Fund.   The Trustees discussed the Harbor Small Cap Growth Fund (inception date November 1, 2000), noting that according to the Lipper report, the Fund’s Institutional Class performance exceeded its universe medians for the one- and five-year periods ended December 31, 2012, underperformed its universe medians for the two-, three- and four-year periods ended December 31, 2012, outperformed its group median for the one-year period ended December 31, 2012, and underperformed its group medians for the two-, three-, four- and five-year periods ended December 31, 2012. The Morningstar data presented ranked the Fund’s one-, three- and five-year rolling returns as of December 31, 2012 in the second, third and second quartiles, respectively. The Trustees also considered the fact that Harbor Small Cap Growth Fund had underperformed its benchmark, the Russell 2000® Growth Index, for the one-, three-, five- and ten-year periods ended December 31, 2012. The Trustees noted their concern regarding the Fund’s recent underperformance, and that Harbor Capital indicated it has been closely monitoring the Fund to assess its ability to generate substantially improved performance in the future. The Trustees further noted that Harbor Capital would revert to the Board with the results of its assessment and any plan deemed prudent to seek to improve the Fund’s performance.

The Trustees discussed the expertise of Westfield Capital Management Company, L.P. (“Westfield”) in managing assets generally and in the small cap growth asset class specifically, noting that Westfield managed approximately $3.18 billion in assets in this asset class, out of a firm-wide total of approximately $14.15 billion in assets under management. The Trustees also discussed the experience of the portfolio managers in this asset class.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $500 million, showed the Fund’s contractual management fee was below the group median for the Institutional Class. The Trustees also noted that the Fund’s actual total expense ratio for the Institutional Class was below the Lipper group and universe median expense ratios. The Trustees noted that the Fund had in place a “soft close” with respect to certain new accounts and was thus unlikely to grow significantly in size in the near future.

Harbor Large Cap Value Fund.   The Trustees discussed the Harbor Large Cap Value Fund (inception date December 29, 1987), noting its underperformance relative to its Lipper universe median for the four-year period ended December 31, 2012, its outperformance relative to its Lipper universe medians for the one-, two-, three- and five-year periods ended December 31, 2012, and its outperformance relative to its Lipper group medians for the one-, two-, three-, four- and five-year periods ended December 31, 2012. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns ranked in the first, first and third quartiles, respectively, for the periods ended December 31, 2012. The Trustees also noted that the Fund had underperformed its benchmark, the Russell 1000® Value Index, for the three-, ten-, fifteen- and twenty-year periods ended December 31, 2012, but had outperformed its benchmark for the one- and five-year periods ended December 31, 2012.

Additionally, the Trustees noted that the Fund had recently changed subadvisers, engaging Aristotle Capital Management (“Aristotle”) to begin managing the Fund in May of 2012.

The Trustees discussed the expertise of Aristotle in managing assets generally and in the large cap value asset class specifically, noting that Aristotle managed approximately $1.6 billion in assets in this asset class, out of a firm-wide total of approximately $2.6 billion in assets under management. The Trustees also discussed the significant experience of the portfolio manager, including his experience prior to joining Aristotle.

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The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $175 million, showed the Fund’s management fee was below the group median for the Institutional Class, and the actual total expense ratio for the Fund’s Institutional Class was below its group and universe median expense ratios. The Trustees also considered the extent to which Harbor Capital was waiving its fees and/or reimbursing the Fund’s expenses and that the waiver/reimbursement is a contractual expense limitation that Harbor Capital proposed to continue until February 28, 2014.

Harbor Mid Cap Value Fund.   The Trustees discussed the Harbor Mid Cap Value Fund (inception date March 1, 2002), noting its performance was above its Lipper group medians for the one-, two-, three-, four- and five-year periods ended December 31, 2012. The Fund’s performance was above its Lipper universe medians for the one-, two-, four- and five-year periods ended December 31, 2012 and below its Lipper universe median for the three-year period ended December 31, 2012. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns ranked in the first, second and second quartiles, respectively, for the periods ended December 31, 2012. The Trustees considered the fact that the Fund had underperformed its benchmark, the Russell Midcap® Value Index, for the three- and ten-year periods ended December 31, 2012, but outperformed its benchmark index for the one- and five-year periods ended December 31, 2012.

The Trustees discussed the expertise of LSV Asset Management (“LSV”) in managing assets generally and in the mid cap value asset class specifically, noting that LSV managed approximately $1.6 billion in assets in this asset class, out of a firm-wide total of approximately $65 billion in assets under management. The Trustees also considered that LSV applies a similar quantitative approach to managing assets in the mid cap value asset class as it does for its other value products, and that the long-term performance generated by LSV across its various value products has been favorable. The Trustees reviewed the expertise of the portfolio managers in this asset class, noting that one of the three portfolio managers was a founding partner of LSV.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $75 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees also considered the extent to which Harbor Capital was waiving its fees and/or reimbursing the Fund’s expenses and that the waiver/reimbursement is a contractual expense limitation that Harbor Capital proposed to continue until February 28, 2014.

Harbor Small Cap Value Fund.   The Trustees discussed the Harbor Small Cap Value Fund (inception date December 14, 2001), noting the Fund’s outperformance relative to its Lipper group and universe medians for the two- and three-year periods ended December 31, 2012 and its underperformance relative to its Lipper group and universe medians for the one-, four- and five-year periods ended December 31, 2012. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns ranked in the third, second and third quartiles, respectively, for the period ended December 31, 2012. The Trustees also considered the fact that the Fund outperformed its benchmark, the Russell 2000® Value Index, for the three- and ten-year periods ended December 31, 2012, but underperformed its benchmark index for the one- and five-year periods ended December 31, 2012.

The Trustees discussed the expertise of EARNEST Partners LLC (“EARNEST”) in managing assets generally and in the small cap value asset class specifically, noting that EARNEST managed approximately $2.9 billion in assets in this asset class out of $22.5 billion firm wide total. The Trustees also noted the experience of the portfolio manager in this asset class, noting that he is the founder of the firm.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $500 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios.

Harbor International Fund.   The Trustees discussed the Harbor International Fund (inception date December 29, 1987), noting its outperformance relative to its Lipper universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2012. The Fund also outperformed its Lipper group medians for the one-, three-, four- and five-year periods ended December 31, 2012, while performing at its Lipper group median for

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the two-year period ended December 31, 2012. The Morningstar data presented showed that each of the Fund’s one-, three- and five-year rolling returns as of December 31, 2012 ranked in the first quartile. The Trustees also considered the longer-term record showing the Fund had outperformed its benchmark, the MSCI EAFE® Index, for the one-, three-, five-, ten-, fifteen-, twenty- and twenty-five-year periods ended December 31, 2012.

The Trustees discussed the expertise of Northern Cross, LLC in managing assets, noting that it manages assets only in the international asset class. The Fund represents $38.6 billion of Northern Cross, LLC’s total firm assets under management of $43.7 billion. The Trustees noted that the four principals of Northern Cross, LLC, who serve as co-portfolio managers of the Fund, also have considerable experience with foreign markets and had each worked with Mr. Hakan Castegren, the Fund’s former portfolio manager, for a number of years.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $36.050 billion, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Institutional Class was below the group and universe median expense ratios. The Trustees also considered the extent to which Harbor Capital was waiving its fees and that the waiver/reimbursement is a contractual expense limitation that Harbor Capital proposed to continue until February 28, 2014.

Harbor International Growth Fund.   The Trustees discussed the Harbor International Growth Fund (inception date November 1, 1993), and observed that its Institutional Class performance was below its Lipper group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2012. The Trustees noted that, according to Morningstar, the Fund was ranked in the third, fourth and fourth quartiles for the one-, three- and five-year rolling return periods, respectively, ended December 31, 2012. The Trustees noted that the Fund had outperformed its benchmark, the MSCI EAFE® Growth Index, for the one-year period ended December 31, 2012, but had underperformed its benchmark for the three-, five-, ten- and fifteen-year periods ended December 31, 2012.

The Trustees discussed the expertise of Marsico Capital Management, LLC (“Marsico”) in managing assets generally and in the international growth asset class specifically, noting that Marsico managed approximately $2.8 billion in assets in this asset class, out of a firm-wide total of approximately $26.8 billion in assets under management. The Trustees also noted the experience of the portfolio managers in this asset class. The Trustees noted their concern regarding the Fund’s recent underperformance, and that Harbor Capital indicated it has been closely monitoring the Fund to assess its ability to generate substantially improved performance in the future. The Trustees further noted that Harbor Capital would revert to the Board with the results of its assessment and any plan deemed prudent to seek to improve the Fund’s performance.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $375 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees also considered the extent to which Harbor Capital was waiving its fees and/or reimbursing the Fund’s expenses and that the waiver/reimbursement is a contractual expense limitation that Harbor Capital proposed to continue until February 28, 2014.

Harbor Global Value Fund.   The Trustees discussed the Harbor Global Value Fund (inception date August 7, 2006), noting its underperformance in relation to its Lipper group medians for the one-, two-, three-, four- and five-year periods ended December 31, 2012. The Fund also underperformed its Lipper universe medians for the two-, three-, four- and five-year periods ended December 31, 2012, but outperformed its Lipper universe median for the one-year period ended December 31, 2012. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns ranked in the third, fourth and fourth quartiles, respectively, for the period ended December 31, 2012. The Trustees also considered the record showing that the Fund had underperformed its benchmark, the MSCI World® Index, for the one-, three- and five-year periods ended December 31, 2012.

Additionally, the Trustees noted that the Fund had recently changed subadvisers, engaging Causeway Capital Management LLC (“Causeway”) in May of 2012.

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The Trustees discussed the expertise of Causeway in managing assets generally and in the global value asset class specifically, noting that Causeway manages assets in the global asset class that constitute approximately $1 billion of the $16.2 billion in total assets under management for the firm. The Trustees also discussed the significant experience of the portfolio managers.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $25 million, showed the management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the Lipper group and universe median expense ratios. The Trustees also considered the extent to which Harbor Capital was waiving its fees and/or reimbursing the Fund’s expenses and that the waiver/reimbursement is a contractual expense limitation that Harbor Capital proposed to continue until February 28, 2014.

Harbor Global Growth Fund.   The Trustees discussed the Harbor Global Growth Fund (inception date March 1, 2009), and observed that its performance was above its Lipper group medians for the one-year, two-year, three-year and since inception periods ended December 31, 2012. The Fund outperformed its Lipper universe medians for the one-year, two-year, three-year and since inception periods ended December 31, 2012. The Morningstar data presented showed that the Fund’s one- and three-year rolling returns ranked in the first quartile for the periods ended December 31, 2012. The Trustees noted that the Fund had outperformed its benchmark, the MSCI All Country World Index, for the one- and three-year periods ended December 31, 2012. The Trustees also noted the relatively short time period since the Fund’s inception.

The Trustees discussed the expertise of Marsico in managing assets generally and in the global asset class specifically, noting that Marsico managed approximately $188 million in assets in this asset class, out of a firm-wide total of approximately $26.8 billion in assets under management. The Trustees also noted the significant experience of the portfolio managers in this asset class.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $25 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees also considered the extent to which Harbor Capital was waiving its fees and/or reimbursing the Fund’s expenses and that the waiver/reimbursement is a contractual expense limitation that Harbor Capital proposed to continue until February 28, 2014.

Harbor Commodity Real Return Strategy Fund.   The Trustees discussed the Harbor Commodity Real Return Strategy Fund (inception date September 2, 2008), noting its outperformance relative to its Lipper group and universe medians for the one-, two- and three-year periods ended December 31, 2012 and its performance at its Lipper group and universe medians for the four-year and since inception periods ended December 31, 2012. According to the Morningstar data presented, the Fund’s one- and three-year rolling returns as of December 31, 2012 were ranked in the first quartile. The Trustees also considered the fact that the Fund outperformed its benchmark, the Dow Jones-UBS Commodity Index Total Return, for the one- and three-year periods ended December 31, 2012.

The Trustees discussed the expertise of Pacific Investment Management Company LLC (“PIMCO”) in managing assets generally and in the commodity and inflation-protection asset classes specifically, noting that PIMCO managed approximately $19.5 billion in assets in the PIMCO CommodityRealReturn Strategy Fund, out of a firm-wide total of approximately $1.56 trillion in assets under management. The Trustees also noted that the portfolio manager had significant experience in the inflation protection/Treasury Inflation Protected Securities (TIPS) and commodities markets.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $350 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the Lipper group and universe median expense ratios. The Trustees also considered the extent to which Harbor Capital was waiving its fees and/or reimbursing the Fund’s expenses and that the waiver/reimbursement is a contractual expense limitation that Harbor Capital proposed to continue until February 28, 2014. The Trustees also noted that Harbor Capital proposed to lower the Fund’s contractual management from 0.86% to 0.81% effective March 1, 2013.

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Harbor Unconstrained Bond Fund.   The Trustees discussed the Harbor Unconstrained Bond Fund (inception date April 1, 2010), noting that its performance was below the Lipper group and universe medians for the one-year, two-year and since inception periods ended December 31, 2012. According to the Morningstar data presented, the Fund’s one-year rolling return as of December 31, 2012 was ranked in the third quartile. The Trustees also considered the fact that the Fund outperformed its benchmark, the Bank of America Merrill Lynch 3-Month LIBOR Index, for the one-year period ended December 31, 2012. The Trustees noted that the short time period since the Fund’s inception did not support making any significant conclusions about PIMCO’s performance.

The Trustees discussed the expertise of PIMCO in managing assets generally and in the bond asset class specifically, noting that PIMCO managed approximately $18.8 billion in assets in the PIMCO Unconstrained Bond Fund, out of a firm-wide total of approximately $1.56 trillion in assets under management. The Trustees also noted that the portfolio manager had significant experience in the bond markets.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $50 million, showed the Fund’s management fee was above the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was above the Lipper group and universe median expense ratios. The Trustees also considered the extent to which Harbor Capital was waiving its fees and/or reimbursing the Fund’s expenses and that the waiver/reimbursement is a contractual expense limitation that Harbor Capital proposed to continue until February 28, 2014.

Harbor Convertible Securities Fund.   The Trustees discussed the Harbor Convertible Fund (inception date May 1, 2011), noting its underperformance relative to its Lipper group and universe medians for the one-year period ended December 31, 2012 and its outperformance relative to its group and universe medians for the since inception period ended December 31, 2012. The Fund’s one-year rolling return as of December 31, 2012 ranked in the third quartile according to Morningstar data. The Trustees also considered the fact that the Fund had underperformed its benchmark, the Bank of America Merrill Lynch All US Convertibles Ex Mandatory Index, for the one-year period ended December 31, 2012. The Trustees noted that the short time period since the Fund’s inception did not support any significant conclusion about the performance of Shenkman in this strategy.

The Trustees discussed the expertise of Shenkman Capital Management, Inc. (“Shenkman Capital”) in managing assets generally and in the convertible securities asset class specifically, noting that Shenkman Capital managed approximately $804 million in assets in this asset class, out of a firm-wide total of $23.1 billion in assets under management. The Trustees also noted the significant experience of the portfolio manager in this asset class, including his experience prior to joining Shenkman Capital.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $125 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was somewhat above the group and universe medians.

Harbor Emerging Markets Debt Fund.   The Trustees discussed the Harbor Emerging Markets Debt Fund (inception date May 1, 2011), noting its underperformance relative to its Lipper group and universe medians for the one-year and since inception periods ended December 31, 2012. The Fund’s one-year rolling return as of December 31, 2012 ranked in the fourth quartile according to Morningstar data. The Trustees also considered the fact that the Fund had underperformed its blended benchmark of 50% hard currency denominated index (the JPMorgan Emerging Markets Bond Index – Global Diversified Index) and 50% local currency denominated index (the JPMorgan Government Bond Index – Emerging Markets Global Diversified Index) for the one-year period ended December 31, 2012. The Trustees noted that the short time period since the Fund’s inception did not support any significant conclusion about the performance of Stone Harbor.

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The Trustees discussed the expertise of Stone Harbor Investment Partners LP (“Stone Harbor”) in managing assets generally and in the emerging markets debt asset class specifically, noting that Stone Harbor managed approximately $51.3 billion in assets in this asset class, out of a firm-wide total of $62.7 billion in assets under management. The Trustees also noted the significant experience of the portfolio managers in this asset class, including their experience prior to founding Stone Harbor.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $25 million, showed the Fund’s management fee was above the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was above the group and universe medians. The Trustees also considered the extent to which Harbor Capital was waiving its fees and/or reimbursing the Fund’s expenses and that the waiver/reimbursement is a contractual expense limitation and that Harbor Capital proposed to lower the contractual cap effective March 1, 2013 and continue the contractual arrangement until February 28, 2014.

Harbor High-Yield Bond Fund. The Trustees discussed the Harbor High-Yield Bond Fund (inception date December 1, 2002), noting its underperformance relative to its Lipper group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2012. The Fund’s one-, three- and five-year rolling returns as of December 31, 2012 ranked in the fourth, fourth and third quartiles, respectively, according to Morningstar data. The Trustees also considered the fact that the Fund had underperformed its benchmark, the Bank of America Merrill Lynch High Yield Masters II Index, for the one-, three-, five- and ten-year periods ended December 31, 2012. The Trustees observed that the periods in which the Fund had underperformed had been characterized by outperformance in the lower credits quality end of the high yield sector, and that the Fund’s subadviser had a history of underperforming in these periods and out performing in periods where higher quality high yield bonds outperformed.

The Trustees discussed the expertise of Shenkman Capital in managing assets generally and in the high-yield asset class specifically, noting that Shenkman Capital managed approximately $18.6 billion in assets in this asset class, out of a firm-wide total of $23.1 billion in assets under management. The Trustees also noted the significant experience of the portfolio managers in this asset class, one of whom is the founder of the firm.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $2.35 billion, showed the Fund’s management fee was somewhat above the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the group and universe medians. The Trustees also considered the extent to which Harbor Capital was waiving its fees and that the waiver/reimbursement is a contractual expense limitation that Harbor Capital proposed to continue until February 28, 2014.

Harbor Bond Fund. The Trustees discussed the Harbor Bond Fund (inception date December 29, 1987), noting the Fund’s outperformance relative to its Lipper group medians for the one- and five-year periods ended December 31, 2012 and its underperformance relative to its Lipper group medians for the two-, three- and four-year periods ended December 31, 2012. The Fund outperformed relative to its Lipper universe medians for the one-, four- and five-year periods ended December 31, 2012 while underperforming relative to its Lipper universe medians for the two- and three-year periods ended December 31, 2012. The Fund’s one-, three- and five-year rolling returns as of December 31, 2012 ranked in the first, third and first quartiles, respectively, according to Morningstar data. The Trustees also considered the fact that Harbor Bond Fund had outperformed its benchmark, the Barclays Capital Aggregate (U.S.) Bond Index, for the one-, three-, five-, ten-, fifteen-, twenty- and twenty-five-year periods ended December 31, 2012.

The Trustees discussed the expertise of PIMCO in managing assets generally and in the bond asset class specifically, noting that PIMCO managed approximately $285.3 billion in assets in the PIMCO Total Return Fund, out of a firm-wide total of approximately $1.56 trillion in assets under management. The Trustees also noted the significant experience of the portfolio manager in the bond markets.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $7.925 billion, showed the Fund’s management fee was somewhat above the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below

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the Lipper group and universe medians. The Trustees also considered the extent to which Harbor Capital was waiving its fees and that the waiver/reimbursement is a contractual expense limitation that Harbor Capital proposed to continue until February 28, 2014.

Harbor Real Return Fund. The Trustees discussed the Harbor Real Return Fund (inception date December 1, 2005), noting its outperformance relative to its Lipper group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2012. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns as of December 31, 2012 were ranked in the first quartile. The Trustees also considered the fact that the Fund outperformed its benchmark, the Barclays Capital U.S. TIPS Index, for the one-, three- and five-year periods ended December 31, 2012.

The Trustees discussed the expertise of PIMCO in managing assets generally and in the inflation-protection asset class specifically, noting that PIMCO managed approximately $25.6 billion in assets in the PIMCO Real Return Fund, out of a firm-wide total of approximately $1.56 trillion in assets under management. The Trustees also noted that the portfolio manager had significant experience in the inflation protection/TIPS market.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $525 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was somewhat above the Lipper group median. The Trustees noted that no expense universe was provided because of the limited number of TIPS funds that offer this particular share class.

Harbor Money Market Fund. The Trustees discussed the Harbor Money Market Fund (inception date December 29, 1987), noting the Fund’s outperformance relative to its group and universe medians for each of the one-, two-, three-, four- and five-year periods ended December 31, 2012 according to Lipper. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns as of December 31, 2012 were each ranked in the first quartile. The Trustees also considered the Fund’s performance record relative to its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, noting that the Fund had outperformed the benchmark for the three- and five-year period ended December 31, 2012 while underperforming for the one-, ten-, fifteen- and twenty-year periods ended December 31, 2012.

The Trustees noted the fact that the Fund does not have the size of many of its Lipper peers, some of which are very large institutional-oriented money market funds. The Trustees also noted statements by Fischer Francis Trees & Watts, Inc. (“FFTW”) that the firm continues to take a conservative approach to managing the Fund to seek to ensure sufficient liquidity.

The Trustees discussed the expertise of FFTW in managing assets generally and in the short duration fixed income asset class specifically, noting that FFTW managed approximately $12 billion of short duration assets (which include ABS, Global Short Duration with and without credit, 2a-7 Money Market, Assured Minimum, LIBOR Plus, Non-2a-7 Money Market, US Short Duration with and without credit and US Short Intermediate with and without credit mandates), out of a firm-wide total of approximately $58.2 billion in assets under management. The Trustees also noted the experience of the portfolio manager in this asset class both with FFTW and at prior advisory firms.

The Trustees considered that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $150 million, showed that the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the group and universe medians. The Trustees also considered the extent to which Harbor Capital was waiving its fees and/or reimbursing the Fund’s expenses and that a certain portion of the waiver/reimbursement is a contractual expense limitation that Harbor Capital proposed to continue until February 28, 2014, although any waiver/reimbursement to limit expenses further could be discontinued at any time.

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Target Retirement Funds

In considering the performance, advisory fees and expense ratio of each Target Retirement Fund (inception date of January 2, 2009 for each Target Retirement Fund), the Trustees requested and received from Harbor Capital data compiled by Lipper. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate.

The Trustees noted that Lipper had selected 13 peer complexes’ target date funds as peers for the Target Retirement Funds that Lipper believes are the most comparable to the Target Retirement Funds. These 13 peer complexes are: Allianz Global Investors Solutions Funds, BlackRock LifePath Active Portfolios, Fidelity Advisor Freedom Funds, Franklin Templeton Retirement Target Funds, Hartford Target Retirement Funds, JPMorgan SmartRetirement Funds, Legg Mason Target Retirement Funds, MainStay Retirement Funds, MFS Lifetime Funds, Russell Strategy Funds, Schwab Target Funds, T. Rowe Price Retirement Funds and USAA Target Retirement Funds. The Trustees further noted that the performance analysis conducted by Lipper included these 13 selected peers, as applicable, as the performance group and all target date funds as the performance universe. The Trustees also noted that Lipper had only produced reports on the Institutional Class shares of the Target Retirement Funds as there are no shareholders presently in either of the Administrative Class or Investor Class and no 12b-1 fees are assessed.

The Trustees discussed the expertise of Harbor Capital in managing assets generally and in the target retirement asset class specifically, noting that Harbor Capital had maintained risk-based asset allocation options for retirement plans sponsored by Owens-Illinois and other clients for more than 15 years prior to the 2009 launch of these funds. The Trustees noted that the Target Retirement Funds totaled $127.05 million in assets, out of a firm-wide total of approximately $69.6 billion in assets under management as of December 31, 2012.

The Trustees discussed the relatively short time period since the inception of the Target Retirement Funds. They also noted that the glidepaths for the Target Retirement Funds are generally more conservative compared to the peer funds in that the equity exposure for the Target Retirement Funds declines more steeply than it does in other target date fund families. The Trustees considered how periods of strong equity market performance would negatively impact the performance of the Target Retirement Funds relative to their more aggressively positioned peer funds. The Trustees also considered the fact that Harbor Capital charged no management fee to the Funds and the extent to which Harbor Capital was waiving its fees and/or reimbursing each of the Target Retirement Fund’s expenses and that the waivers/reimbursements could be discontinued at any time. The Trustees noted that Harbor Capital’s profitability in operating the Target Retirement Funds was negative.

The Trustees analyzed the Institutional Class performance and expenses of each Target Retirement Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the expenses of the Fund or its peer funds), as well as Lipper comparisons of underlying fund expenses, and made certain observations and findings as to each Fund as noted below.

Harbor Target Retirement Income Fund. The Trustees noted the Fund’s outperformance relative to its universe medians for the one-, two- and three-year periods ended December 31, 2012 and the Fund’s underperformance relative to its universe median for the since inception period ended December 31, 2012 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were somewhat above the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the bottom third of its peer group. The actual total expense ratio of the Fund’s Institutional Class was at the peer group median and below the universe median.

Harbor Target Retirement 2010 Fund. The Trustees noted the Fund’s outperformance relative to its universe medians for the one-, two- and three-year periods ended December 31, 2012 and the Fund’s underperformance relative to its universe median for the since inception period ended December 31, 2012 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the third lowest in its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group and universe medians.

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Harbor Target Retirement 2015 Fund.    The Trustees noted the Fund’s outperformance relative to its universe median for the one-, two- and three-year periods ended December 31, 2012 and the Fund’s underperformance relative to its universe median for the since inception period ended December 31, 2012 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were somewhat above the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the bottom half of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group and universe medians.

Harbor Target Retirement 2020 Fund.    The Trustees noted the Fund’s outperformance relative to its universe medians for the one-, two- and three-year period ended December 31, 2012 and the Fund’s underperformance relative to its universe median for the since inception period ended December 31, 2012 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were in the middle of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group and universe medians.

Harbor Target Retirement 2025 Fund.    The Trustees noted the Fund’s outperformance relative to its universe medians for the one-, two- and three-year periods ended December 31, 2012 and the Fund’s underperformance relative to its universe median for the since inception period ended December 31, 2012 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the second lowest in its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group and universe medians.

Harbor Target Retirement 2030 Fund.    The Trustees noted the Fund’s outperformance relative to its Lipper universe medians for each of the one-year, two-year, three-year and since inception periods ended December 31, 2012. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the fourth lowest in its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group and universe medians.

Harbor Target Retirement 2035 Fund.    The Trustees noted the Fund’s outperformance relative to its Lipper universe medians for each of the one-year, two-year, three-year and since inception periods ended December 31, 2012. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the second lowest in its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group and universe medians.

Harbor Target Retirement 2040 Fund.    The Trustees noted the Fund’s outperformance relative to its Lipper universe medians for each of the one-year, three-year and since inception periods ended December 31, 2012. The Fund’s performance was at the Lipper universe median for the two-year period ended December 31, 2012. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the fifth lowest in its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group and universe medians.

Harbor Target Retirement 2045 Fund.    The Trustees noted the Fund’s outperformance relative to its Lipper universe medians for each of the one-year and since inception periods ended December 31, 2012 and the Fund’s underperformance relative to its Lipper universe medians for each of the two- and three-year periods ended December 31, 2012. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were somewhat above the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the bottom quarter of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group and universe medians.

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Harbor Target Retirement 2050 Fund.    The Trustees noted the Fund’s outperformance relative to its Lipper universe medians for each of the one-year and since inception periods ended December 31, 2012 and the Fund’s underperformance relative to its Lipper universe medians for each of the two- and three-year periods ended December 31, 2012. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were somewhat above the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the bottom half of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group median and at the universe median.

Profitability

With respect to the Funds other than the Target Retirement Funds, the Trustees also considered Harbor Capital’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by Harbor Capital, and the allocation methodology used by Harbor Capital to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives for Harbor Capital to continue to attract and maintain high quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering Harbor Capital’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds, and any other benefits enjoyed by Harbor Capital and its affiliates as a result of their relationship with Harbor Funds. The Trustees noted that Harbor Capital was, in certain cases, waiving a portion of its advisory fee and/or reimbursing a portion of Fund expenses. The Trustees determined that Harbor Capital’s profitability in managing each Fund was not excessive and in some cases was negative.

With respect to the Target Retirement Funds, the Trustees noted that Harbor Capital receives no fee from any of the Target Retirement Funds for Harbor Capital’s services in allocating the Target Retirement Funds’ assets among shares of the Funds. They also noted that Harbor Capital benefits indirectly from assets invested in the Target Retirement Funds in the form of advisory fees from the Funds attributable to assets invested in such funds by the Target Retirement Funds and that the Trustees consider the issue of Harbor Capital’s profitability in operating the Funds at least annually as part of its annual investment advisory contract review process with respect to all of the Harbor Funds. The Trustees also noted that Harbor Capital was waiving fees and/or reimbursing a portion of each of the Target Retirement Fund’s expenses and that Harbor Capital was incurring a loss in operating the Target Retirement Funds.

Economies of Scale

With respect to the Funds other than the Target Retirement Funds, the Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that Harbor Capital’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s investment advisory agreement to determine whether breakpoints may be appropriate at such time.

As Harbor Capital does not receive a fee from any of the Target Retirement Funds for its services, the Trustees determined that it was unnecessary to consider economies of scale with respect to the Target Retirement Funds. However, given that Harbor Capital benefits from assets invested in the Target Retirement Funds in the form of advisory fees from the Funds in which the Target Retirement Funds are invested, the Trustees noted that they consider the issue of breakpoints in the Harbor Funds’ fee schedules at least annually as part of their annual investment contract review process with respect to all of the Harbor Funds.

74

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting Harbor Funds 111 South Wacker Drive, 34th Floor Chicago, IL 60606 on June 25, 2013

HARBOR FUNDS NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 25, 2013	PROXY

This proxy is solicited on behalf of the Board of Trustees of Harbor Funds. The undersigned hereby appoints David G. Van Hooser, Charles F. McCain and Erik D. Ojala, and each of them, as proxies of the undersigned, with full power of substitution, to vote all shares of Harbor Funds which the undersigned is entitled to vote at a Special Meeting of Shareholders of Harbor Funds to be held on June 25, 2013 at Harbor Funds’ offices at 111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606, 10:00 a.m. Central Time, and at any and all adjournments thereof (each a “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement and hereby instructs the proxies to vote the shares as indicated on this Proxy Card. Unless indicated to the contrary, the shares represented by this proxy shall be deemed to grant authority to vote “for” each proposal. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The undersigned hereby revokes any proxy previously given.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature and Title, if applicable

Signature (if held jointly)

Date HBF_24554_040113A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 25, 2013.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/hbf24554

Harbor Funds

Bond Fund	Capital Appreciation Fund	Commodity Real Return Strategy Fund
Convertible Securities Fund	Emerging Markets Debt Fund	Global Growth Fund
Global Value Fund	High-Yield Bond Fund	International Fund
International Growth Fund	Large Cap Value Fund	Mid Cap Growth Fund
Mid Cap Value Fund	Money Market Fund	Real Return Fund
Small Cap Growth Fund	Small Cap Value Fund	Target Retirement Income Fund
Target Retirement 2010 Fund	Target Retirement 2015 Fund	Target Retirement 2020 Fund
Target Retirement 2025 Fund	Target Retirement 2030 Fund	Target Retirement 2035 Fund
Target Retirement 2040 Fund	Target Retirement 2045 Fund	Target Retirement 2050 Fund
Unconstrained Bond Fund

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

No proposal is conditioned on approval of any other proposal.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE: ¢

1.

To approve a new advisory agreement with Harbor Capital Advisors, Inc., the Funds’ current investment adviser (“Harbor Capital”), as a result of a proposed transaction involving the sale of Harbor Capital’s parent company.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Bond Fund	☐	☐	☐	Capital Appreciation Fund	☐	☐	☐
Commodity Real Return Strategy Fund	☐	☐	☐	Convertible Securities Fund	☐	☐	☐
Emerging Markets Debt Fund	☐	☐	☐	Global Growth Fund	☐	☐	☐
Global Value Fund	☐	☐	☐	High-Yield Bond Fund	☐	☐	☐
International Fund	☐	☐	☐	International Growth Fund	☐	☐	☐
Large Cap Value Fund	☐	☐	☐	Mid Cap Growth Fund	☐	☐	☐
Mid Cap Value Fund	☐	☐	☐	Money Market Fund	☐	☐	☐
Real Return Fund	☐	☐	☐	Small Cap Growth Fund	☐	☐	☐
Small Cap Value Fund	☐	☐	☐	Target Retirement Income Fund	☐	☐	☐
Target Retirement 2010 Fund	☐	☐	☐	Target Retirement 2015 Fund	☐	☐	☐
Target Retirement 2020 Fund	☐	☐	☐	Target Retirement 2025 Fund	☐	☐	☐
Target Retirement 2030 Fund	☐	☐	☐	Target Retirement 2035 Fund	☐	☐	☐
Target Retirement 2040 Fund	☐	☐	☐	Target Retirement 2045 Fund	☐	☐	☐
Target Retirement 2050 Fund	☐	☐	☐	Unconstrained Bond Fund	☐	☐	☐

2.	To approve an Amended and Restated Agreement and Declaration of Trust for Harbor Funds.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Bond Fund	☐	☐	☐	Capital Appreciation Fund	☐	☐	☐
Commodity Real Return Strategy Fund	☐	☐	☐	Convertible Securities Fund	☐	☐	☐
Emerging Markets Debt Fund	☐	☐	☐	Global Growth Fund	☐	☐	☐
Global Value Fund	☐	☐	☐	High-Yield Bond Fund	☐	☐	☐
International Fund	☐	☐	☐	International Growth Fund	☐	☐	☐
Large Cap Value Fund	☐	☐	☐	Mid Cap Growth Fund	☐	☐	☐
Mid Cap Value Fund	☐	☐	☐	Money Market Fund	☐	☐	☐
Real Return Fund	☐	☐	☐	Small Cap Growth Fund	☐	☐	☐
Small Cap Value Fund	☐	☐	☐	Target Retirement Income Fund	☐	☐	☐
Target Retirement 2010 Fund	☐	☐	☐	Target Retirement 2015 Fund	☐	☐	☐
Target Retirement 2020 Fund	☐	☐	☐	Target Retirement 2025 Fund	☐	☐	☐
Target Retirement 2030 Fund	☐	☐	☐	Target Retirement 2035 Fund	☐	☐	☐
Target Retirement 2040 Fund	☐	☐	☐	Target Retirement 2045 Fund	☐	☐	☐
Target Retirement 2050 Fund	☐	☐	☐	Unconstrained Bond Fund	☐	☐	☐

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

HBF_24554_040113A